SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant []
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Landmark Financial Corp.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              Alan Schick, Luse Lehman Gorman Pomerenk & Schick, PC
           ----------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
            Common Stock par value $.10 per share
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
            152,508
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            $21 per share
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
            $3.3 million
         .......................................................................
         5) Total fee paid:
            $800
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                            Landmark Financial Corp.


May __, 2000

Dear Fellow Stockholder:

     We cordially invite you to attend a special meeting of the stockholders of Landmark Financial Corp. The meeting will be held at the Fort Rensselaer Club, 4 Moyer Street, Canajoharie, New York 13317, on ___________, June __, 2000 at _____ .m., local time.

     At the special meeting, you will be asked to approve an Agreement and Plan of Merger that provides for us to be merged into a subsidiary of TrustCo Bank Corp NY ("TrustCo"). Upon completion of the merger, each outstanding share of our common stock (other than shares as to which dissenters' rights have been asserted and duly perfected in accordance with Delaware law) will be converted into the right to receive a payment, in cash without interest, equal to $21.00 per share. Upon completion of the merger you will no longer have any interest in Landmark Financial Corp. nor will you have any interest in TrustCo.

     Completion of the merger is subject to certain conditions, including receipt of regulatory approvals and the approval of the Agreement and Plan of Merger by the affirmative vote of a majority of our outstanding shares of common stock.

     We urge you to read the attached proxy statement carefully. It describes the Agreement and Plan of Merger in detail and includes a copy of the Agreement and Plan of Merger as Appendix A.

     Your board of directors has unanimously approved the Agreement and Plan of Merger and recommends that you vote "FOR" the merger because the board believes it to be in the best interests of our stockholders. Your board of directors has received the opinion of RP Financial, LC that the consideration to be received by Landmark Financial Corp.'s shareholders is fair from a financial point of view.

     It is very important that your shares be represented at the special meeting. Whether or not you plan to attend, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope we have provided. Not returning your card or not instructing your broker how to vote any shares held for you in "street name" will have the same effect as a vote against the merger.

     On behalf of the board, I thank you for your prompt attention to this important matter.

                                        Sincerely,



                                        Gordon E. Coleman
                                        President and Chief Executive Officer

                            Landmark Financial Corp.
                               211 Erie Boulevard
                           Canajoharie, New York 13317
                                 (518) 673-2012

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE__, 2000


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Landmark Financial Corp. ("Landmark") will be held at the Fort Rensselaer Club, 4 Moyer Street, Canajoharie, New York 13317, on June __, 2000, commencing at _____ .m., local time.

     A proxy card and a proxy statement for the meeting are enclosed. The meeting is for the purpose of considering and acting upon:

     1.  The  approval  of  the  Agreement  and  Plan  of  Merger  (the  "merger agreement") dated as of February 21, 2000, between Landmark, Landmark Acquisition Corp., a newly formed subsidiary of TrustCo, and TrustCo, pursuant to which each outstanding share of common stock of Landmark (other than shares as to which dissenters' rights have been asserted and duly perfected in accordance with Delaware law) shall be converted into the right to receive a payment, in cash of $21.00; and

     2. Such other matters as may properly come before the meeting or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

     Our stockholders of record at the close of business on May __, 2000 are the
stockholders   entitled  to  vote  at  the  meeting  and  any   adjournments  or
postponements thereof.

     Stockholders of Landmark who comply with the requirements of Section 262 of the Delaware General Corporation Law will be entitled, if the merger is consummated, to seek an appraisal of their shares of common stock.

     In the event there are not sufficient votes to approve the proposal for the adoption of the merger agreement at the time of the meeting, the meeting may be adjourned in order to permit further solicitation by Landmark Financial Corp.

     Approval of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Landmark common stock. A failure to vote or a vote to abstain will have the same effect as a vote against the merger agreement.

     You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the board of directors, and to mail it promptly in the enclosed postage-paid envelope. The proxy card will not be used if you attend and vote at the meeting in person. If you are a stockholder whose shares are not registered in your name, you will need additional documentation from the holder of record of your shares to vote in person at the meeting. The prompt return of proxies will save us the expense of further requests for proxies.

                                     By Order of the board of directors,



                                     Gordon E. Coleman
                                     President and Chief Executive Officer

Canajoharie, New York
May __, 2000

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT.

                                SUMMARY OF TERMS


     This is a summary of the most material terms of the transaction between Landmark and TrustCo.

         o If the merger occurs, each stockholder of Landmark will receive, for each share he or she owns, an amount in cash equal to $21.00. See the discussion under the caption "Merger Price; Treatment of Options" beginning at page 13 for more information.

         o The merger cannot occur unless Landmark's stockholders approve the merger by at least a majority of the outstanding shares of common stock and TrustCo obtains all regulatory approvals necessary to complete the merger. See the discussion under the caption "Conditions to the Merger" beginning at page ____ for more information.

         o The board of directors of Landmark has approved the merger and has unanimously recommended that Landmark's stockholders vote in favor of it. See the discussion under the caption "Reasons for the Merger; Recommendation of the board of directors" beginning at page ____ for more information.

         o RP Financial, LC ("RP Financial") has issued a fairness opinion that the amount that will be paid to Landmark's stockholders is fair from a financial point of view. See the discussion under the caption "Opinion of RP Financial" beginning at page ____ for more information.

         o Landmark has granted TrustCo an option to acquire up to 19.9% of Landmark common stock if Landmark agrees to be acquired by a party other than TrustCo. See the discussion under the caption "Stock Option Agreement" beginning at page ____ for more information.

         o In general, Landmark has agreed that it will not seek or encourage a competing transaction to acquire Landmark, except in very limited situations in which an unsolicited offer is made. See the discussion under the caption "Conduct of Business Prior to the Closing Date" beginning at page ____ for more information.

         o The directors and executive officers of Landmark have agreed to vote their shares of Landmark common stock in favor of the merger. See the discussion under the caption "Voting Agreements" beginning at page ____ for more information.

         o Officers and directors of Landmark who have stock options and restricted stock awards under Landmark's stock benefit plans will receive payments for their awards based upon the merger price per share. They and other employees will also receive other benefits from the merger. See the discussion under the caption "Interests of Certain Persons Under the Merger" beginning at page ____ for more information.

         o Stockholders who dissent from the merger have the right to receive the appraised value of their shares if the merger is consummated, provided that they satisfy certain requirements of Delaware law. See the discussion under the caption "Rights of Dissenting Stockholders" beginning at page ____ for more information and Appendix C.

         o TrustCo has agreed to enter into an employment agreement with Landmark's President and Chief Executive Officer which will provide for a three-year term at a salary of $125,000 plus use of a car at the effective time of the merger.

         o TrustCo shall establish an advisory board which shall be composed of Landmark's board of directors.

                                                 TABLE OF CONTENTS



                                                                            Page
                                                                            ----

INTRODUCTION...................................................................2

THE PARTIES TO THE MERGER......................................................2

THE SPECIAL MEETING............................................................3
         Place, Time and Date..................................................3
         Matters to Be Considered..............................................3
         Record Date; Vote Required............................................3
         Beneficial Ownership of Landmark Common Stock.........................4
         Proxies  .............................................................4
         Our Independent Auditors Will Be Available at the Meeting.............5

THE MERGER.....................................................................5
         General  .............................................................5
         Background of the Merger..............................................5
         Reasons for the Merger; Recommendation of the Board of Directors......7
         Opinion of RP Financial...............................................7
         Merger Price; Treatment of Options...................................11
         Surrender of Certificates............................................12
         Representations and Warranties.......................................12
         Conditions to the Merger.............................................13
         Conduct of Business Prior to the Closing Date........................14
         Voting Agreements....................................................16
         Other Agreements.....................................................16
         Required Approvals...................................................16
         Waiver and Amendment.................................................17
         Termination..........................................................17
         Stock Option.........................................................18
         Interests of Certain Persons in the Merger...........................21
         Rights of Dissenting Stockholders....................................22
         Certain Federal Income Tax Consequences..............................25
         Accounting Treatment of the Merger...................................26
         Expenses of the Merger...............................................26

BENEFICIAL OWNERSHIP OF LANDMARK COMMON STOCK
         BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........................27

STOCKHOLDER PROPOSALS.........................................................27

OTHER    .....................................................................28

APPENDIX A - AGREEMENT AND PLAN OF MERGER

APPENDIX B - STOCK OPTION AGREEMENT

APPENDIX C - DISSENTER'S RIGHTS STATUTE

APPENDIX D - RP FINANCIAL FAIRNESS OPINION

                            LANDMARK FINANCIAL CORP.

                                 PROXY STATEMENT


INTRODUCTION

     This proxy statement is being furnished to the stockholders of Landmark Financial Corp. ("Landmark") in connection with the solicitation of proxies by our board of directors for use at the special meeting of stockholders, and any adjournment or postponement thereof, to be held at the time and place set forth in the accompanying notice of special meeting. It is anticipated that the mailing of this proxy statement and the enclosed proxy card will commence on or about May __, 2000.

     At the special meeting, stockholders of Landmark will be asked to approve and adopt an Agreement and Plan of Merger (the "merger agreement") dated as of February 21, 2000, a copy of which is attached hereto as Appendix A.

     Upon the completion of the merger of Landmark Acquisition Co., a newly formed subsidiary of TrustCo Bank Corp NY ("TrustCo"), with and into Landmark, each outstanding share of our common stock (other than shares as to which dissenters' rights have been asserted and duly perfected in accordance with Delaware law and other than treasury shares and certain shares held by TrustCo or us) will be converted into the right to receive a payment, in cash without interest, equal to $21.00.

     For a more complete description of the merger agreement and the terms of the merger, see "The Merger."

     Our common stock trades over the counter under the symbol "LMFC.OB." On February 18, 2000, the last full trading day prior to the public announcement of the execution of the merger agreement, the closing sales price per share of our common stock was $20.00. The last closing sales price per share of our common stock as of May __, 2000, the latest practicable trading day before the printing of this proxy statement, was $_____. See "Landmark Stock Prices and Dividend Information."

     All stockholders are urged to read this proxy statement carefully and in its entirety.

THE PARTIES TO THE MERGER

     Landmark Financial Corp.

     Landmark was organized in June 1997 for the purpose of serving as the holding company for Landmark Community Bank. Landmark has not engaged in any material operations to date. Landmark has no significant assets other than the outstanding capital stock of the Bank, net proceeds from its mutual-to- stock conversion and a note evidencing its loan to the Bank's employee stock ownership plan. Landmark's principal business is overseeing and directing the business of the Bank and investing the net conversion proceeds retained by it.

     Landmark Community Bank is a federally-chartered stock savings bank headquartered in Canajoharie, New York. It was chartered in 1925 as a New York savings and loan association under the name Canajoharie Building Savings and Loan Association. In 1997, it converted to a federal mutual savings bank charter and changed its name to Landmark Community Bank. Its deposits are insured up to the maximum allowable amount by the FDIC. Through its offices it serves communities located in Montgomery County, New York.

     At December 31, 1999, Landmark had consolidated assets of $26,024,323, deposits of $21,900,034 and stockholders' equity of $1,957,729.

     The executive office of Landmark is located at 211 Erie Boulevard, Canajoharie, New York 13317- 1117. Its telephone number at that address is (518) 673-2012.

     TrustCo Bank Corp NY

     TrustCo is a one-bank holding company having its principal place of business at 320 State Street, Schenectady, New York 12305. TrustCo was
incorporated under the laws of New York in 1981 to acquire all of the outstanding stock of TrustCo Bank, National Association, formerly known as TrustCo Bank New York, and prior to that The Schenectady Trust Company. Following receipt of necessary regulatory approvals, TrustCo commenced business on July 1, 1982. In 1991, TrustCo acquired, for a combination of cash and TrustCo common stock, Home & City Savings Bank ("Home & City") located in Albany, New York. At the time of the acquisition, Home & City operated 16 branches, and had total assets of approximately $848 million, deposits of $750 million and shareholders' equity of $93 million. Through policy and practice, TrustCo continues to emphasize that it is an equal opportunity employer. There were 455 full-time equivalent employees at year end 1999. TrustCo had 11,252 shareholders of record as of December 31, 1999, and the closing price of the TrustCo common stock at that date was $13.25. At December 31, 1999, TrustCo had consolidated assets of $2,364,022,000, deposits of $1,994,909,000 and stockholders' equity of $166,356,000.

THE SPECIAL MEETING

Place, Time and Date

     The special meeting is scheduled to be held at______ .m., local time, on June__, 2000, at the Fort Rensselaer Club, 4 Moyer Street, Canajoharie, New York.

Matters to Be Considered

     At the special meeting, or any adjournment or postponement thereof, our stockholders will be asked to approve a proposal to adopt the merger agreement. Our stockholders also may consider and vote upon such other matters as are properly brought before the special meeting. As of the date hereof, we know of no business that will be presented for consideration at the special meeting, other than the matters described in this proxy statement.

Record Date; Vote Required

     Only our stockholders of record at the close of business on May __, 2000 (the "Record Date") are entitled to notice of and to vote at the special meeting. As of the Record Date, there were 154,508 shares of our common stock outstanding and entitled to vote at the special meeting.

     Each of our stockholders will be entitled to cast one vote per share held at the special meeting. Such vote may be exercised in person or by properly executed proxy. The presence, in person or by properly executed proxy, of the holders of a majority of our outstanding shares of common stock entitled to vote at the special meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be treated as shares present at the special meeting for purposes of determining the presence of a quorum.

     The affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote at the special meeting is required for approval of the merger agreement. As a result, abstentions and broker non-votes will have the same effect as votes against the approval of the merger agreement.

     Approval of the merger agreement by our stockholders is a condition to completion of the merger. See "The Merger--Conditions to the Merger."

Beneficial Ownership of Landmark Common Stock

     As of the Record Date, our directors and executive officers and their affiliates beneficially-owned in the aggregate 19,786 shares (excluding stock options) of our common stock, or 12.81% of our outstanding shares of common stock entitled to vote at the special meeting. Our directors have each agreed to vote their shares in favor of the merger agreement.

Proxies

     Shares of our common stock represented by properly executed proxies received prior to or at the special meeting will, unless such proxies have been revoked, be voted at the special meeting and any adjournments or postponements thereof in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed proxy, the shares will be voted FOR the adoption of the merger agreement.

     Any proxy given pursuant to this solicitation or otherwise may be revoked by the person giving it at any time before it is voted by delivering to Gordon
E. Coleman, President and Chief Executive Officer of Landmark, at 211 Erie Boulevard, Canajoharie, New York 13317 or at the special meeting on or before the taking of the vote at the special meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock or by attending the special meeting and voting in person. Attendance at the special meeting will not by itself constitute the revocation of a proxy.

     If any other matters are properly presented at the special meeting for consideration, the persons named in the proxy or acting thereunder will have discretion to vote on such matters in accordance with their best judgment. As of the date hereof, we know of no such other matters.

     We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

     In addition to solicitation by mail, our directors, officers and employees, who will not receive additional compensation for such services, may solicit proxies from our stockholders, personally or by telephone or other forms of communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy material to beneficial owners. We will bear our own expenses in connection with the solicitation of proxies for the special meeting.

     You are requested to complete, date and sign the accompanying form of proxy and to return it promptly in the enclosed postage-paid envelope.

     You should not forward stock certificates with your proxy cards.

Our Independent Auditors Will Be Available at the Meeting

     Our independent auditors, Harvazinski & Montanye LLP, will have one or more representatives at the special meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

THE MERGER

     The information in this proxy statement concerning the terms of the merger is qualified in its entirety by reference to the full text of the merger agreement, which is attached as Appendix A and incorporated by reference herein. All stockholders are urged to read the merger agreement in its entirety.

General

     As soon as possible after the conditions to consummation of the merger described below have been satisfied or waived, and unless the merger agreement has been terminated as provided below, Landmark and Landmark Acquisition Co. will file Articles of Merger with the State of Delaware. The merger will become effective at the time and on the date of the filing of the Articles of Merger with the State of Delaware, unless a later date and time is specified as the effective time in such Articles of Merger. Pursuant to the merger agreement, Landmark Acquisition Co. will first be merged with and into us, with us surviving as a subsidiary of TrustCo.

     Upon consummation of the merger, our stockholders will be entitled to receive the Merger Price in consideration for each of their shares of Landmark common stock held and thereupon shall cease to be stockholders of Landmark, and our separate existence and corporate organization shall cease. TrustCo shall succeed to all the rights and property of Landmark.

Background of the Merger

     Landmark was organized in 1997 in connection with the conversion and stock offering of Landmark Community Bank. At the time of the conversion, management and the board of directors sought to use the net proceeds from the conversion to expand the asset size of Landmark Community Bank and to diversify the products it offered to the Canajoharie community.

     In the fall of 1999, management received an unsolicited request to discuss the possible acquisition of Landmark for approximately book value, or $12.63 per share. Prior to that time the board of directors intended to maintain Landmark's independence. After consideration of the indication of interest, and in light of the fact that up until the unsolicited request, the board had not seriously considered the sale of Landmark, the board of directors decided that it was in Landmark's, its shareholders' and the community's best interests for Landmark not to further pursue discussions.

     On February 4, 2000, Robert Cushing, the Chief Financial Officer of TrustCo contacted Landmark's President and Chief Executive Officer, Gordon E. Coleman and requested the opportunity to hold a meeting with Robert McCormick, TrustCo's President. The parties agreed to meet on February 9, 2000. At the February 9, 2000 meeting, Messrs. McCormick and Cushing indicated their interest in having TrustCo acquire Landmark for cash at a substantial premium over book value. Mr. McCormick indicated that TrustCo desired to maintain Landmark Community Bank as a separate savings association subsidiary and that all existing employees, including management, would be expected to remain with Landmark Community Bank as part of any acquisition. Mr. McCormick briefly outlined the business plan they anticipated could occur with Landmark Community Bank continuing as a separate subsidiary of TrustCo. Messrs. McCormick and Cushing discussed TrustCo's strong financial condition and significantly bigger asset size as a source of strength for Landmark Community Bank.

     Following the meeting, Mr. Coleman contacted Landmark's Chairman of the Board. In response to TrustCo's proposal, Landmark's board of directors held a special meeting on February 11, 2000. At the special meeting, the board discussed the particulars of TrustCo's proposal and TrustCo's reputation in upstate New York, as well as the ability of TrustCo to obtain regulatory approval of a transaction involving Landmark. Although the board of directors expressed a desire to remain independent, they acknowledged that TrustCo had significant resources that will permit Landmark to offer the Canajoharie community greater banking products and services than Landmark could currently provide or expect to provide in the near term. Consequently, at that time, the board of directors authorized management to continue discussions with TrustCo in order to get more details regarding TrustCo's proposal and TrustCo's intentions with respect to continuing Landmark's operations following an acquisition. Mr. Coleman conveyed to Mr. Cushing the board's reaction to TrustCo's proposal, and asked that TrustCo provide Landmark with a written term sheet setting forth the particulars of an acquisition proposal.

     At this time, Mr. Coleman advised counsel of developments to-date. Mr. Coleman was advised to hold a special board meeting to discuss TrustCo's written proposal in detail. On February 11, 2000, the board of directors held a special meeting. Prior to the special meeting, Landmark's President and Chairman of the Board held discussions with the appraisal firm that assisted Landmark Community Bank in its conversion, to inquire as to current pricing multiples for savings institutions similar to Landmark that recently sold their business. Management was informed that based upon current market pricing of selling savings associations of Landmark's size and earnings capacity, Landmark would be expected to obtain between $16.00 and $19.00 a share, or 126% to 150% of book value in a sale. TrustCo's proposal as set forth in the term sheet was to acquire Landmark at a price of $21.00 per share. Counsel then informed the board of directors in general of its fiduciary duties in the merger and acquisition context. The board of directors then proceeded to discuss the offer made by TrustCo. Following completion of their discussions, it was determined to continue discussions with TrustCo with a goal of entering into a definitive agreement.

     On February 17, 2000, Landmark engaged RP Financial, LC to analyze TrustCo's proposal with a view towards preparing an opinion as to the fairness of the transaction to Landmark's shareholders from a financial point of view. During the week of February 14-18, the parties conducted their due diligence investigation of each other. During this time, Landmark and TrustCo, primarily through their respective counsel, negotiated a definitive merger agreement which was submitted to Landmark's board of directors at a special meeting held on February 21, 2000. At this special meeting, RP Financial, LC provided the board of directors with a detailed analysis of TrustCo and TrustCo's offer. RP Financial, LC discussed in detail the criteria and methodology upon which it analyzed TrustCo's offer and concluded that the consideration provided to Landmark's shareholders was fair from a financial point of view. Counsel then reviewed the definitive merger agreement, together with exhibits, paragraph by paragraph, and responded to questions from directors. Following the board of directors' discussion, the board of directors voted to enter into the merger agreement.

Reasons for the Merger; Recommendation of the Board of Directors

     Our board of directors believes that the terms of the merger agreement, which are the product of arm's length negotiations between representatives of TrustCo and Landmark, are in the best interests of Landmark and our stockholders. In the course of reaching its determination, our board of directors considered a number of factors, including:

     (a) the Merger Price to be paid to our stockholders in relation to the market value, book value, earnings per share and dividend rates of our common stock;

     (b) information concerning our financial condition, results of operations, capital levels, asset quality and prospects as an independent company;

     (c) industry and economic conditions;

     (d) the impact of the merger on the depositors, employees, customers and communities served by us through expanded commercial, consumer and retail banking products and service;

     (e) the opinion of our financial advisor as to the fairness of the Merger Price from a financial point of view to the holders of our common stock;

     (f) the general structure of the transaction and the compatibility of management and business philosophy;

     (g) the financial strength and asset size of TrustCo;

     (h) an overall assessment of our strategic alternatives; and

     (i) the likelihood of receiving the requisite regulatory approvals in a timely manner.

     In making its determination, our board of directors did not ascribe any relative or specific weights to the factors which it considered.

     Our board of directors believes that the merger is in the best interest of Landmark and our stockholders. The board of directors unanimously recommends that our stockholders vote for the adoption of the merger agreement.

Opinion of RP Financial

     Landmark retained RP Financial, LC as its financial advisor in connection with the transactions contemplated by the merger agreement and to evaluate the financial terms of the merger. RP Financial, LC was selected by the board to act as its financial advisor because of RP Financial, LC's expertise in the valuation of businesses and their securities for a variety of purposes, particularly its expertise in connection with mergers and acquisitions of financial institutions, including banks. RP Financial, LC was engaged by Landmark pursuant to terms set forth in an engagement letter dated February 17, 2000. RP Financial, LC estimates that it will receive from Landmark total professional fees of approximately $20,000 of which approximately $2,500 has been paid to date, plus reimbursement of certain out-of-pocket expenses for its services in connection with the merger.

     On February 21, 2000, RP Financial, LC delivered its oral opinion to the board that, as of such date, the per share purchase price to be paid by TrustCo for each share of common stock pursuant to the merger agreement was fair, from a financial point of view, to the shareholders of Landmark.

     RP Financial, LC subsequently delivered its written opinion to this effect to the board on __________, 2000. The full text of this written opinion of RP Financial, LC dated as of __________, 2000, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Appendix D and is incorporated herein by reference. Shareholders are urged to, and should, read such opinion in its entirety.

     The opinion of RP Financial, LC is directed toward the consideration to be received by the shareholders and does not constitute a recommendation to any shareholder to vote in favor of approval of the merger agreement and the merger. RP Financial, LC has consented to the inclusion and description of its written opinion in the Proxy Statement.

     In rendering this opinion, RP Financial, LC reviewed the following material:

     (1) the merger agreement, dated February 21, 2000, including exhibits;

     (2) the following information for Landmark and Landmark Community Bank:

          (a) audited financial statements for the fiscal years ended March 31, 1995 through 1999; and
          (b) shareholder, regulatory and internal financial and other reports through December 31, 1999--all with regard to balance sheet and off-balance sheet composition profitability, interest rates, volumes, maturities, market values, trends, credit risk, interest rate risk, liquidity risk and operations;

     (3) discussions with Landmark's management regarding past and current business, operations, financial condition and future prospects;

     (4) an analysis of the pro forma impact of alternative strategies as an independent institution;

     (5) competitive, economic and demographic characteristics in the local market area;

     (6) the potential impact of regulatory and legislative changes on savings institutions;

     (7)  the  financial   terms  of  other   recently   completed  and  pending
          acquisitions of savings institutions in New York and regionally with similar characteristics; and

     (8) TrustCo's financial condition as of December 31, 1999 regarding the perceived ability to complete the merger from a cash and capital perspective.

     In rendering its opinion, RP Financial, LC relied, without independent verification, on the accuracy and completeness of the information concerning Landmark which was furnished by Landmark to RP Financial, LC for review for purposes of its opinion, as well as publicly available information regarding other financial institutions and economic and demographic data. Landmark did not restrict RP Financial, LC as to the material it was permitted to review. RP Financial, LC did not perform or obtain any independent appraisals or evaluations of the assets and liabilities and potential and/or contingent liabilities of Landmark.

     RP Financial, LC expresses no opinion on matters of a legal, regulatory, tax or accounting nature or the ability of the merger as set forth in the merger agreement to be consummated. In rendering its opinion, RP Financial, LC assumed that, in the course of obtaining the necessary regulatory and governmental approvals for the proposed merger, no restriction will be imposed on TrustCo that would have a material adverse effect on the ability of the merger to be consummated as set forth in the merger agreement.

     RP Financial, LC's opinion was based solely upon the information available to it and the economic, market and other circumstances as they existed as of __________, 2000; events occurring after the most recent date could materially affect the assumptions used in preparing the opinion.

     The Bank has agreed to indemnify and hold harmless, to the fullest extent permitted by law, RP Financial, LC, any affiliates of RP Financial, LC, and the respective directors, officers, agents and employees of RP Financial, LC or their successors and assigns who act for or on behalf of RP Financial, LC in connection with the services called for under the engagement letter from and against and all losses, claims, damages and liabilities, joint or several, that RP Financial, LC may become obligated to pay, to which RP Financial, LC may become subject or for which RP Financial, LC may become liable, in connection with any of the services rendered pursuant to, or matters that are the subject or arise out of, the services rendered pursuant to the engagement letter. Landmark will be under no obligation to indemnify or hold harmless RP Financial, LC if a court of competent jurisdiction determines by a final non appealable judgment that RP Financial, LC was negligent or acted in bad faith with respect to any actions or omissions of RP Financial, LC related to a matter for which indemnification is sought. Any time devoted by employees of RP Financial, LC to situations for which indemnification is provided is an indemnifiable cost payable by Landmark at the normal hourly professional rate chargeable by such employee. Landmark is required to pay for or reimburse the reasonable expenses, including attorney's fees, incurred by RP Financial, LC in advance of the final disposition of any proceeding within thirty (30) days of the receipt of such request if RP Financial, LC furnishes Landmark:

     (1) a written statement of RP Financial, LC's good faith belief that it is entitled to indemnification; and

     (2) a written undertaking to repay the advance if it ultimately is determined in a final adjudication of such proceeding that it is not entitled to such indemnification.

     It is a condition to the consummation of the merger, that RP Financial, has not withdrawn its opinion prior to the Special Meeting (see "--Conditions to the Merger").

     In connection with rendering its opinion dated February 21, 2000, and updated as of __________, 2000, RP Financial, LC performed a variety of financial analyses that are summarized below. Although the evaluation of the fairness, from a financial point of view, of the merger consideration was to some extent subjective based on the experience and judgment of RP Financial, LC and not merely the result of mathematical analyses of financial data, RP Financial, LC relied, in part, on the financial analyses summarized below in its determinations. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. RP Financial, LC believes its analyses must be considered as a whole and that selecting portions of such analyses and factors considered by RP Financial, LC without considering all such analyses and factors could create an incomplete view of the process underlying RP Financial, LC's opinion. In its analyses, RP Financial, LC took into account its assessment of general business, market, monetary, financial and economic conditions, industry performance and other matters, many of which are beyond the control of Landmark., as well as RP Financial, LC's experience in securities valuation, its knowledge of financial institutions, and its experience in similar transactions. With respect to the comparable transactions analysis described below, no public company utilized as a comparison is identical to Landmark and such analyses necessarily involve complex considerations and judgments concerning the differences in financial and operating characteristics of the companies and other factors that could affect the acquisition values of the companies concerned. The analyses were prepared solely for purposes of RP Financial, LC providing its opinion as to the fairness of the merger consideration and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Any estimates contained in RP Financial, LC's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. None of the analyses performed by RP Financial, LC was assigned a greater significance by RP Financial, LC than any other.

     Comparable Transactions Analysis. RP Financial, LC compared the merger on the basis of acquisition pricing multiples or ratios of reported earnings, book value, tangible book value, assets and tangible book premium to core deposits of Landmark implied by the merger consideration to be paid to the holders of Landmark common stock with the same ratios in two groups of pending and completed acquisitions of publicly-traded and non-publicly traded thrifts and thrift holding companies from 1997 to February 21, 2000; all New York thrifts with assets less than $200 million (Small New York Thrift Group); and all regional thrifts with assets less than $200 million (Small Regional Thrift Group). The median acquisition pricing multiples or ratios at announcement for these two groups are set forth below:

                                                                                              Acquisition of
                                                       Small New York      Small Regional        Landmark
                                                       Thrift Group(1)     Thrift Group(1)   Financial Corp.(2)
                                                       ---------------     ---------------   ------------------

         Price/Book..............................          156.79%             162.48%            165.39%
         Price/Tangible book.....................          156.79%             162.48%            165.39%
         Price/Earnings (trailing 12 months).....           26.57x              26.20x             40.28x
         Price/Assets............................           18.27%              17.86%             12.44%
         Tangible book premium/core deposits.....           10.46%              10.44%              9.58%

-------------------------
(1) Included pending and completed acquisition transactions announced 1997 to present.
(2)  As of or for the 12 months ended December 31, 1999.

     In comparison to the Small New York Thrift Group medians, Landmark was smaller, had a lower capital level, reported lower profitability prior to the merger announcement both in terms of return on average assets and return on equity and maintained lower non-performing assets and a more favorable reserve coverage ratio. In comparison to the Small Regional Thrift Group medians, Landmark was smaller, had a lower capital level, reported lower profitability on a return on average assets basis and a lower return on average equity and maintained lower non-performing assets and a more favorable reserve coverage ratio. Landmark's acquisition pricing multiples or ratios based on the merger consideration for price/earnings, price/book, price/tangible book and tangible book premium/core deposits are consistent with or higher than the respective median of these two groups, based on Landmark's financial statements as of or for the 12 months ended December 31, 1999: 40.28 times fully diluted earnings;165.39 % of reported and tangible book value; and 9.58% tangible book premium on core deposits.

     No company or transaction used in this composite is identical to Landmark Financial Corp. or the merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved and other factors that could affect the public trading values of the securities of the company or companies to which they are being compared.

     Discounted Cash Flow Analysis. In applying the discounted cash flow analysis, RP Financial, LC estimated the present value of both future dividends over a five year period and a terminal value at the end of the fifth year, reflecting alternative strategies in comparison to a continuation of Landmark's recent operating strategy, growth and profitability. Such strategies included: slower growth, payment of dividends, and slower growth with use of leverage. The price/tangible book value and price/earnings multiples utilized to determine the terminal value range were derived from the comparable transaction analyses discussed above. The cash flows were then discounted to their present value based on a 15% discount rate taking into consideration the earnings capitalization rate of publicly-traded thrifts, the treasury yield curve (i.e., the risk- free rate) and perceived investment risks. The merger consideration exceeds the upper end of the range of discounted cash flows based on these alternative scenarios.

     The dollar amounts per share of the discounted cash flow analyses ranged from $16.17 per share to $18.48 per share, as follows for each of the scenarios analyzed:

         Base case..............................     $   18.48
         Slower growth..........................     $   17.40
         Payment of dividends...................     $   16.17
         Slower growth with leverage............     $   17.73

Merger Price; Treatment of Options

     Upon completion of the merger, each outstanding share of our common stock (other than shares as to which dissenters' rights have been asserted and duly perfected in accordance with Delaware law) shall be converted into and represent the right to receive a payment, in cash without interest, equal to $21.00.

     In addition, each holder of a Landmark option then outstanding shall receive cash in settlement thereof from TrustCo in an amount determined by multiplying the excess of the Merger Price over the applicable exercise price per share of such option, multiplied by the number of shares of our common stock subject to such Landmark option. The cash will be paid by TrustCo when the holder of the Landmark option executes an agreement canceling the Landmark option in exchange for the cash payment. The aggregate amount to be paid by TrustCo in connection with the merger is expected to be approximately $3.4 million, assuming none of the outstanding Landmark options are exercised prior to completion of the merger.

Surrender of Certificates

     No later than five business days after the completion of the merger, _____________________, acting as the exchange agent of TrustCo, will mail or make available to all holders of record of our common stock a notice and letter of transmittal, together with instructions for the exchange of their common stock certificates for cash. Until so exchanged, each certificate representing our common stock outstanding immediately prior to the completion of the merger shall be deemed for all purposes to evidence the right to receive the Merger Price into which each such share is to be converted. You should not send in your certificates of Landmark common stock until you receive further instructions.

Representations and Warranties

     The merger agreement contains representations and warranties of Landmark and TrustCo that are customary in merger transactions, including, but not limited to, representations and warranties concerning:

     (1) the organization, good standing and corporate power and authority of Landmark and TrustCo to carry on their respective businesses;

     (2) the due authorization, execution, delivery and enforceability of the merger agreement;

     (3)  due organization of subsidiaries of Landmark and TrustCo;

     (4) the consents or approvals required, and the lack of conflicts or violations under applicable certificates of incorporation, charters, bylaws, instruments and laws, with respect to the transactions contemplated by the merger agreement;

     (5)  litigation in which either TrustCo or Landmark is a party;

     (6)  the absence of material adverse changes;

     (7) the documents filed by Landmark with the OTS and other regulatory agencies;

     (8) the conduct by Landmark's business in the ordinary course and the absence of certain changes;

     (9) the absence of regulatory enforcement matters, actions, suits, claims or proceedings instituted, pending, or threatened against Landmark;

     (10) all tax returns filed by Landmark;

     (11) Landmark's benefit plans and employee relations;

     (12) environmental matters;

     (13) the absence of brokers, finders or financial advisors, other than RP Financial;

     (14) the financial statements of the respective parties; and,

     (15) TrustCo's ability to have sufficient funds to satisfy its obligations under the merger agreement.

     We also made certain additional representations and warranties regarding environmental matters, the adequacy of our insurance coverage, tax matters, our employee benefit plans, certain contracts and properties, the accuracy of the information in this proxy statement, that our data processing systems are Year 2000 compliant, compliance with laws, labor matters, material interests of our officers, directors, employees and associates pertaining to our business, the accuracy of disclosures to TrustCo, the absence of undisclosed liabilities, the absence of claims for indemnification, our loan and investment portfolio, the accuracy of our corporate records, the absence of defaults, and the allowance for loan losses maintained by us. TrustCo has also represented that it will have the funds necessary to pay the amounts required of it under the merger agreement.

     The representations and warranties of TrustCo and Landmark will not survive beyond the effective time of the merger if it is consummated, and, if the merger agreement is terminated without consummation of the merger, there will be no liability on the part of any party except that no party shall be relieved from any liability arising out of a willful breach of any provision in the merger agreement, and except that no such representations or warranties shall be deemed to be terminated so as to deprive TrustCo or Landmark (or any director, officer or controlling person of either of them) of any defense at law or in equity that otherwise would be available against the claims of any person, including any stockholder or former stockholder of either TrustCo or Landmark.

Conditions to the Merger

     The respective obligations of the parties to consummate the merger are subject to the satisfaction or waiver of the following conditions specified in the merger agreement:

          o    the receipt of all necessary regulatory approvals;

          o approval of the merger agreement by the requisite vote of our stockholders;

          o the compliance with or satisfaction of all representations, warranties, covenants and conditions set forth in the merger agreement;

          o that none of Landmark, TrustCo, or the merger subsidiary formed by TrustCo shall be subject to any statute, rule, regulation, injunction or other order or decree of any governmental authority that prohibits, restricts or makes illegal the completion of the merger;

          o that no proceeding initiated by a governmental authority seeking an order, injunction or decree issued by any court or agency, or other legal restraint or prohibition preventing the completion of the merger, is pending or threatened;

          o    the receipt of certain certificates;

          o RP Financial, LC shall not have withdrawn its opinion, to the effect that the terms of the merger are fair to the shareholders of Landmark from a financial point of view, prior to the Special Meeting.

     There can be no assurance that the conditions to consummation of the merger will be satisfied or waived.

Conduct of Business Prior to the Closing Date

     Under the terms of the merger agreement, we will conduct our businesses and engage in transactions only in the ordinary course and consistent with past practice or to the extent otherwise contemplated under the merger agreement, except with the prior written consent of TrustCo. We also will use our reasonable efforts to:

          (1)  preserve our business organization intact; and

          (2) preserve for ourselves and TrustCo the goodwill of our customers and others with whom business relationships exist and retain the services of our employees and officers.

     We also agreed, among other things, that, except as contemplated by the merger agreement or unless TrustCo provides its consent, we will not:

     (i)  pay any dividend or distribution on our common stock;

     (ii) issue any shares of our capital stock (other than pursuant to the exercise of existing Landmark Options), repurchase our common stock or make any change in our capitalization;

     (iii)amend  our  certificate  of   incorporation   or  bylaws,   expect  as
          specifically contemplated by the merger agreement, or waive any material right or cancel any material debt;

     (iv) increase the compensation of any of our directors, officers or employees or agree to pay any bonus, severance payment or other new benefit to such persons, except as specifically contemplated by the merger agreement;

     (v) borrow or agree to borrow funds in excess of $500,000, except as specifically contemplated by the merger agreement;

     (vi) enter or commit to make any loans, letter of credit or new advance in excess of $100,000 or to increase any existing lending relationship in excess of $200,000;

     (vii)purchase or otherwise acquire any investment security, except in a manner consistent with past practice;

     (viii) materially change the rates paid on deposits; and

     (ix) enter into any agreement not in the ordinary course of business having a term in excess of three months or an obligation in excess of $10,000; or expend or commit to expend more than $135,000 for legal fees and reasonable expenses of counsel not to exceed $5,000 in connection with the transaction contemplated by the merger agreement;

     (x) except in the ordinary course of business, place on any of its assets or properties any mortgage, pledge, lien, charge, or other encumbrance of any kind;

     (xi) except in the ordinary course of business, cancel or accelerate any material indebtedness owing to Landmark or its subsidiaries or any claims which Landmark or its subsidiaries may possess or waive any material rights with respect thereto;

     (xii)sell or otherwise dispose of any real property or any amount of any tangible or intangible personal property other than in the ordinary course of business and other than properties acquired in foreclosure or otherwise in the ordinary collection of indebtedness to Landmark and its subsidiaries;

     (xiii) foreclose upon or others take title to or possession or control of any real property without first obtaining a phase one environmental report thereon which indicates that the property is free of pollutants, contaminants or hazardous or toxic waster materials; provided, however, that Landmark and its subsidiaries shall not be required to obtain such a report with respect to single family, non-agricultural residential property of one acre or less to be foreclosed upon unless it has reason to believe that such property might contain any such waster material or otherwise might be contaminated;

     (xiv)commit any act or fail to do any act which would cause a breach of any agreement, contract or commitment and which would ha ve a material adverse effect on Landmark;

     (xv) purchase any real or personal property or make any other capital expenditure;

     (xvi)take any action which would adversely effect or delay the ability of either TrustCo or Landmark to obtain any necessary approvals of an regulatory  agency or other  governmental  authority  required for the transactions contemplated by this agreement or to perform its covenants and agreements under this agreement or the stock option; and

     (xvii) Landmark and its subsidiaries shall not, without the prior written consent of TrustCo, engage in any transaction or take any action that would render untrue any of the representations and warranties of Landmark.

     In addition, we have agreed to promptly notify TrustCo of any matters or events known to us and directly involving us (other than changes in conditions affecting the banking industry generally) that, individually or in the aggregate, would have a material adverse effect on us.

     Finally, we have agreed not to solicit or encourage inquiries or proposals from, or furnish information to or participate in any discussions or negotiations with, third parties concerning any merger, acquisition or sale of all or substantially all of our assets. We are required to notify TrustCo immediately if we receive any such inquires or proposals. Notwithstanding the foregoing, we are permitted to furnish such information or engage in discussions or negotiations with third parties if, after having consulted with outside legal counsel, we determine that the failure to do so may cause our board of directors to breach its fiduciary duties under applicable law.

Voting Agreements

     The directors of Landmark who own shares of our common stock, as a condition precedent to the consummation of the merger, have executed voting agreements in which they agree not to sell their shares prior to our stockholders' meeting to vote on the merger and they agree to vote their shares in favor of the merger agreement. These agreements by our directors terminate if the merger agreement is terminated or upon consummation of the merger.

Other Agreements

     We and TrustCo have agreed to certain other actions that are customary in merger agreements. For example, we and TrustCo have agreed to use our reasonable best efforts to consummate the merger as promptly as reasonably practical and to cooperate with each other for that purpose (including preparing and filing all required regulatory documents). We have agreed to provide TrustCo and its representatives reasonable access to our properties and personnel, including all of our books and records relating to our business, provided that all such information is treated as our sole property and is kept confidential by TrustCo. We have agreed to consult with one another as to press releases relating to the merger agreement and to confer on a monthly or more frequent basis regarding our financial condition, operations and matters relating to the completion of the transactions contemplated by the merger agreement. If requested by TrustCo, we have agreed to provide an environmental report on real property owned or leased by us, provided the costs of such environmental investigations are borne by TrustCo.

     In addition, TrustCo has agreed that our full-time employees who remain employed after consummation of the merger will be eligible for the TrustCo benefit plans that are generally available to TrustCo full-time employees, with credit for years of service with us for the purpose of eligibility and vesting (but not for the purpose of accrual of benefits or allocation of employer contributions). Finally, upon the effectiveness of the merger, our Employee Stock Ownership Plan will be terminated, the ESOP loan will be repaid, and any of our unallocated common stock in the ESOP will be allocated to the accounts of all participants.

Required Approvals

     Approval of the Board of Governors of the Federal Reserve System and the Office of Thrift Supervision ("OTS") is required in order to consummate the merger. Applications for these approvals have been filed and are currently pending. There can be no assurances that the requisite regulatory approvals will be received in a timely manner, in which event the consummation of the merger may be delayed. In the event the merger is not consummated on or before October 31, 2000, the merger agreement may be terminated by either TrustCo or us. There can be no assurance as to the receipt or timing of such approvals.

     It is a condition to the consummation of the merger that the regulatory approvals be obtained without any condition or requirement that, in the aggregate, would so materially reduce the economic or business benefits of the transactions contemplated by the merger agreement to TrustCo that had such condition or requirement been known, TrustCo, in its reasonable judgment, would not have entered into the merger agreement. There can be no assurance that any such approvals will not contain terms, conditions or requirements which cause such approvals to fail to satisfy such condition to the consummation of the merger.

Waiver and Amendment

     Prior to the completion of the merger, TrustCo and Landmark may extend the time for performance of any obligations under the merger agreement, waive any inaccuracies in the representations and warranties contained in the merger agreement and waive compliance with any covenant, agreement or, to the extent permitted by law, any condition of the merger agreement. However, after our stockholders have adopted the merger agreement, no waiver can modify the amount or form of consideration to be provided to our stockholders or otherwise materially adversely affect our stockholders without the approval of the affected stockholders to the extent required by applicable law.

     The merger agreement may be amended or supplemented at any time by mutual agreement of TrustCo and Landmark, provided that any such amendment or supplement after our stockholders have adopted the merger agreement is subject to the same condition in the last sentence of the preceding paragraph.

Termination

     The merger agreement may be terminated:

     (a) At any time on or prior to consummation of the merger by mutual written consent of the parties;

     (b) At any time on or prior to consummation of the merger by either TrustCo or Landmark if the other of them has breached in any material respect the merger agreement, unless the breach has been cured within 30 days after notice;

     (c) By TrustCo within 15 days after a determination by an environmental expert retained by TrustCo and reasonably acceptable to Landmark that the costs of corrective environmental actions either required by applicable law or recommended by an investigative report will exceed $100,000 in the aggregate;

     (d) At any time, by either TrustCo or Landmark, if any application for prior approval of a governmental authority necessary to consummate the merger is finally denied, or by TrustCo within 30 days after receipt of a regulatory approval that TrustCo's board of directors determines would prove unduly burdensome to the parties;

     (e) At any time, by either TrustCo or Landmark, if our stockholders do not approve the merger agreement;

     (f) By TrustCo if our board of directors fails to approve or recommend the merger or the agreement, or withdraws or adversely modifies its approval and/or recommendation of the merger or the agreement; or

     (g) By either TrustCo or Landmark if the merger is not completed by October 31, 2000, provided that a party that is then in breach of the merger agreement shall not be entitled to so terminate the merger agreement.

     In the event the merger agreement is terminated, the merger agreement shall become void and have no effect, except that

     (a) certain provisions regarding confidential information and the break-up fee and expenses (described below) will survive and remain in full force and effect; and

     (b) a breaching party shall not be relieved of liability or damages for any willful breach of the merger agreement that gives rise to such termination, provided that if we terminate the merger agreement solely because of a willful breach in a material respect of the merger agreement by TrustCo, we will be entitled to liquidated damages from TrustCo in the amount of $200,000 plus reimbursement of our reasonable and verifiable expenses related to the merger agreement as our exclusive remedy.

Stock Option

     The following is a description of the material terms of the stock option agreement. All stockholders of Landmark are urged to read the stock option agreement, a copy of which we previously filed with the SEC, in its entirety for a complete description of its terms.

     As a condition to TrustCo's willingness to enter into the merger agreement, Landmark entered into the Stock Option Agreement, dated as of February 21, 2000, with TrustCo. Pursuant to the stock option agreement, Landmark granted TrustCo an option to purchase up 19.9% of the number of shares of Landmark common stock outstanding as of February 21, 2000. The exercise price of the TrustCo option is $14.00 per share, subject to adjustment under specified circumstances.

     Arrangements such as the stock option agreement are often entered into in connection with corporate mergers and acquisitions in an effort to increase the likelihood that the transactions will be completed in accordance with their terms, and to compensate the recipient of the option for its efforts and expenses, losses and opportunity costs in connection with the transactions if they are not completed due to circumstances involving an acquisition or potential acquisition of the option issuer by a third party. The stock option agreement may have the effect of discouraging offers by third parties to acquire Landmark prior to the merger even if such persons are prepared to pay more than the consideration to be received by the Landmark stockholders pursuant to the merger agreement.

     The TrustCo option will become exercisable in whole or in part only following the occurrence of a "Purchase Event." For purposes of the stock option agreement, a Purchase Event occurs if:

     (A) any person acquires beneficial ownership of 20% or more of the then outstanding shares of Landmark common stock; or

     (B) Landmark, without TrustCo's prior written consent, enters into an agreement to engage in an "acquisition transaction" of a type specified in the stock option agreement as described below with a third party, or the Landmark Board recommends that its stockholders approve or accept any acquisition transaction;

     As used above, "acquisition transaction" means:

     (A)  a  merger  or  consolidation  or  any  similar  transaction  involving
          Landmark;

     (B) a purchase, lease or other acquisition of all or a substantial portion of the assets or deposits of Landmark; or

     (C) a purchase or other acquisition (including by merger, consolidation, share exchange or otherwise) of securities representing 20% or more of the voting power of Landmark.

     The TrustCo option will terminate upon the earliest to occur of:

     (A)  immediately prior to the Effective Time;

     (B)  12 months after the first occurrence of a Purchase Event;

     (C) 18 months after the termination of the merger agreement following the occurrence of a "Preliminary Purchase Event" as described below;

     (D) termination of the merger agreement prior to the occurrence of a Purchase Event or a Preliminary Purchase Event other than termination following certain breaches of the merger agreement; or

     (E) 18 months after termination of the merger agreement due to certain willful breaches of the merger agreement.

     As used above, "Preliminary Purchase Event" means:

     (A) Landmark, without TrustCo's prior written consent, enters into an agreement to engage in an "acquisition transaction" of a type specified in the stock option agreement as described above with a third party, except that the percentage referred to in clause (C) of the definition of "acquisition transaction" set forth above is 10% or the Landmark Board recommends that its stockholders approve or accept any acquisition transaction;

     (B) any person acquires beneficial ownership of 15% or more of the then outstanding shares of Landmark common stock;

     (C) A third party makes a bona fide proposal to Landmark or its stockholders to engage in an acquisition transaction and such proposal has been publicly announced or disclosed;

     (D) A third party files a registration statement with the Securities and Exchange Commission with respect to a tender offer or exchange offer which would result in the third party acquiring beneficial ownership of 15% or more of the then outstanding shares of Landmark common stock;

     (E) Landmark breaches and does not promptly cure any covenant or obligation contained in the merger agreement after an overture is made by a third party to engage in an acquisition transaction, and following such breach TrustCo would be entitled to terminate the merger agreement;

     (F) Our stockholders do not approve the merger agreement, or we do not hold our stockholders meeting, in either case after the public announcement that any third party has (1) made, or disclosed an intention to make, a proposal to engage in an acquisition transaction;
          (2) commenced a tender offer or filed a registration statement with the Securities and Exchange Commission with respect to an exchange offer; or (3) filed an application or notice with the Federal Reserve Board, or other federal or state bank regulatory authority, for approval to engage in an acquisition transaction;

     (G) Any person other than TrustCo or any subsidiary of TrustCo, other than in connection with a transaction to which TrustCo has given its prior written consent, files an application or notice with the Federal Reserve Board, or other federal or state bank regulatory authority, for approval to engage in an acquisition transaction; or

     (H) Our board of directors fails to approve or recommend the merger or the agreement, or withdraws or adversely modifies its approval and/or recommendation of the merger or the agreement, or authorizes, recommends or proposes an agreement to engage in an acquisition transaction.

     Upon the occurrence of a Purchase Event that occurs prior to the termination of the TrustCo option, TrustCo will have registration rights with respect to the shares of Landmark common stock issued under or issuable pursuant to the TrustCo option.

     The stock option agreement also provides that within 30 days after the occurrence of a Purchase Event that occurs prior to the occurrence of an event of termination of the option, upon request, Landmark will repurchase the TrustCo Option and all or any part of the shares received upon the full or partial exercise of the TrustCo Option from the holder thereof. The repurchase of the TrustCo Option shall be made at an aggregate price equal to the amount by which the Market/Offer Price (as defined below) exceeds the TrustCo Option price multiplied by the number of shares then subject to the TrustCo Option. To the extent TrustCo previously acquired shares of Landmark common stock upon the exercise of part of the TrustCo Option, such shares shall be repurchased by Landmark at the Market/Offer Price.

     The term "Market/Offer Price" means the highest of the following:

     (A) the price per share at which a tender or exchange offer has been made for Landmark common stock in connection with the Purchase Event;

     (B) the price per share of Landmark common stock that any third party is to pay pursuant to an agreement with Landmark in connection with the Purchase Event;

     (C)  the highest closing price per share of Landmark common stock; and

     (D) if there is a sale of all or a substantial portion of Landmark's assets, the sum of the price paid for the assets and the current market value of the remaining assets (as determined by a nationally recognized investment banking firm), divided by the number of shares of Landmark common stock outstanding at the time of the sale.

     According to the terms of the stock option agreement, if, prior to the termination of the TrustCo Option, Landmark enters into an extraordinary transaction in which Landmark is effectively not the surviving corporation, the TrustCo Option may be converted into, or exchanged for, an option with terms similar to those of the TrustCo Option being converted or exchanged, as the case may be, to purchase stock of the entity that is the effective successor to Landmark.

     The stock option agreement generally provides that neither TrustCo nor Landmark may assign any of its respective rights or obligations thereunder without the written consent of the other party. However, if a Preliminary Purchase Event occurs before the termination of the TrustCo option, TrustCo may, subject to limitations, assign its rights and obligations thereunder in whole or in part; provided, however, that until the date the Federal Reserve Board approves an application by TrustCo under the Bank Holding Company Act of 1956, as amended, to acquire the option shares, TrustCo may not assign its rights under the TrustCo option except in one of the following ways:

     (A)  a widely dispersed public distribution;

     (B) a private placement in which one party does not acquire the right to purchase in excess of 2% of the voting shares of Landmark;

     (C) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on TrustCo's behalf; or

     (D)  any other manner approved by the Federal Reserve Board.

     To the best knowledge of Landmark, no event giving rise to any rights to exercise the TrustCo option has occurred as of the date of this Proxy Statement.

Interests of Certain Persons in the Merger

     Some members of our management and board of directors may have interests in the merger that are in addition to, or different from, the interests of stockholders. Our Board of Directors was aware of these interests and considered them in approving the merger agreement.

     As of May __, 2000, there were outstanding an aggregate of 7,940 stock options to purchase our common stock under our Stock Option Plan. Of these stock options, 1,232 are currently exercisable. The remaining options for 6,708 shares will become fully vested and exercisable as of the time our stockholders approve the merger agreement. In addition, each holder of an option outstanding upon completion of the merger shall receive cash in settlement thereof from TrustCo in an amount determined by multiplying the excess of the Merger Price over the applicable exercise price per share of the option, multiplied by the number of shares of our common stock subject to the option. See "Beneficial Ownership of Landmark Common Stock by Certain Beneficial Owners and Management" for the amount of vested and unvested stock options held by our directors and executive officers.

     As of May __, 2000, an aggregate of 2,508 shares of our common stock have been awarded to our directors and executive officers pursuant to our Recognition and Retention Plan and 2,508 shares have not yet vested. All unvested awards will become fully vested as of the time our stockholders approve the merger agreement, and upon completion of the merger each holder of such vested stock will be entitled to a cash payment equal to the Merger Price multiplied by the number of shares of such vested stock. See "Beneficial Ownership of Landmark Common Stock by Certain Beneficial Owners and Management" for the amount of unvested awards held by our directors and executive officers.

     As of May __, 2000, the ESOP held 10,336 shares of Landmark common stock which had not yet been allocated to participants and which were pledged as collateral for the remaining $101,333 loan to the Landmark ESOP. The ESOP will be terminated upon completion of the merger, at which time the loan will be repaid with the cash received by the ESOP in the merger. Based on the number of unallocated shares and the current loan balance, the ESOP will have $115,723 of cash after repayment of the loan, which cash will be allocated to the participants as earnings of the plan after a favorable determination letter on termination is received from the Internal Revenue Service.

     TrustCo has agreed to indemnify and hold harmless our past and present directors and officers for all acts or omissions occurring at or prior to the effective time of the merger to the same extent these persons have the right to be indemnified and held harmless by us, and this right shall continue in full force and effect for so long as it would (but for the merger) otherwise survive and continue in full force and effect. In addition, TrustCo has also agreed that it will maintain a policy of directors' and officers' liability insurance coverage, or provide a policy providing comparable coverage and amounts on terms no less favorable than Landmark's current policy, for the benefit of directors and officers of Landmark and its subsidiaries for three years following the consummation of the merger, provided that TrustCo is not obligated to spend any amount in excess of 150% of Landmark's current premiums in order to provide this insurance coverage.

     TrustCo has agreed that, following the merger, Landmark Community Bank will enter into an employment agreement with Landmark's President and Chief Executive Officer, Gordon Coleman, to serve as President and Chief Executive Officer of Landmark Community Bank. The employment agreement will have a term of three years and provide for annual compensation of $125,000 per year and the use of a car.

     TrustCo has agreed that, following the merger, Landmark Community Bank will establish an advisory board of directors, and that up to eight of Landmark's current directors will serve on the advisory committee for three years following the merger. The chairman of the advisory board will receive fees of $600 per month; the vice chairman will receive fees of $300 per month; and other members will receive fees of $200 per month.

Rights of Dissenting Stockholders

     Pursuant to Section 262 of the Delaware General Corporation Law ("DGCL"), any holder of Landmark common stock who does not wish to accept the consideration to be paid pursuant to the merger agreement may dissent from the merger and elect to have the fair value of his shares of common stock (exclusive of any element of value arising from the accomplishment or expectation of the merger) judicially determined and paid to him in cash, provided that he complies with the provisions of Section 262.

     The following is a brief summary of the statutory procedures to be followed by a holder of Landmark common stock in order to dissent from the merger and perfect appraisal rights under the DGCL. This summary is not intended to be complete and is qualified in its entirety by reference to Section 262, the text of which is attached as Annex D to this Proxy Statement.

     If any holder of Landmark common stock elects to exercise his right to dissent from the merger and demand appraisal, such stockholder must satisfy each of the following conditions:

     (i) such stockholder must deliver a written demand for appraisal of his shares to Landmark before the taking of the vote with respect to the merger agreement (this written demand for appraisal must be in addition to and separate from any proxy or vote against the merger agreement; neither voting against, abstaining from voting nor failing to vote on the merger agreement will constitute a demand for appraisal within the meaning of Section 262);

     (ii) such stockholder must not vote in favor of the merger agreement (a failure to vote will satisfy this requirement, but a vote in favor of the merger agreement, by proxy or in person, or the return of a signed proxy which does not specify a vote against approval and adoption of the merger agreement will constitute a waiver of such stockholder's right of appraisal and will nullify any previously filed written demand for appraisal); and

     (iii)such stockholder must continuously hold such shares from the date of the making of the demand through the Effective Time.

     If any stockholder fails to comply with any of these conditions and the merger becomes effective, he will be entitled to receive the consideration provided for in the merger agreement, but will have no appraisal rights with respect to his shares of Landmark common stock.

     All written demands for appraisal should be addressed to Gordon E. Coleman, Secretary, Landmark Financial Corp., 211 Erie Boulevard, Canajoharie, New York 13317, before the taking of the vote concerning the merger agreement at the special meeting, and should be executed by, or on behalf or, the holder of record. Such demand must reasonably inform the Landmark of the identity of the stockholder and that such stockholder is thereby demanding appraisal of his shares.

     To be effective, a demand for appraisal must be executed by or for the stockholder of record who held such shares on the date of making such demand, and who continuously holds such shares through the effective Time, fully and correctly, as such stockholder's name appears on his stock certificate(s) and cannot be made by the beneficial owner if he does not also hold the shares of record. The beneficial holder must, in such case, have the registered owner submit the required demand in respect of such shares.

     If Landmark common stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be make in such capacity. If Landmark common stock is owned of record by more than one person, as in a joint tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he is acting as agent for the record owner. A record owner, such as a broker, who holds Landmark common stock as a nominee for others may exercise his right or appraisal with respect to the shares held for one or more beneficial owners, while not exercising such right for other beneficial owners. In such case, the written demand should set forth the number of shares as to which the record holder dissents. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares of Landmark common stock in the name of such record owner.

     Within ten days after the Effective Time, TrustCo (as the surviving corporation in the merger) must give written notice that the merger has become effective to each stockholder who so filed a written demand for appraisal and who did not vote in favor of the merger agreement. Within 120 days after the Effective Time, but not thereafter, either TrustCo, or any holder of shares of common stock who has complied with the requirements of Section 262, may file a petition in the Delaware Court of Chancery (the "Court of Chancery") demanding a determination of the value of the shares of Landmark common stock held by all stockholders entitled to appraisal. TrustCo does not presently intend to file such a petition. Inasmuch as TrustCo has no obligation to file such a petition, the failure of a stockholder to do so with the period specified could nullify such stockholder' previous written demand for appraisal. In any event, at any time within 60 days after the Effective Time (or at any time thereafter with the written consent of TrustCo), any stockholder who has demanded appraisal has the right to withdraw the demand and to accept payment of the consideration provided in the merger agreement.

     Within 120 days after the Effective Time, any stockholder who has complied with the provisions of Section 262 to that point in time will be entitled to receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the merger agreement ans with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The Surviving Corporation must mail such statement to the stockholder within 10 days of receipt of such request.

     If a petition for appraisal is duly filed by a stockholder and a copy thereof is delivered to TrustCo, TrustCo will then be obligated within 20 days to provide the Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreement as to the value of such shares has not been reached. After notice to such stockholders, the Court of Chancery is empowered to conduct a hearing upon a petition to determine those stockholders who have complied with
Section 262 and who have become entitled to appraisal rights under that Section. The Court of Chancery may required the stockholder who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court of Chancery may dismiss the proceedings as to such stockholder.

     After determination of the stockholders entitled to an appraisal, the Court of Chancery will appraise the shares of common stock, determining their fair value exclusive of any element of value arising from the accomplishment and expectation of the merger. When the value is so determined, the Court will direct the payment by TrustCo of such value, with interest thereon, simple or compound, if the Court so determines, to the stockholders entitled to receive the same, upon surrender to TrustCo by such stockholders of the certificates representing such Landmark common stock.

     In determining fair value, the Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., decided February 1, 1983, the
Delaware Supreme Court expended the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the Court of Chancery must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation.

     Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Weinberger, the Delaware Supreme Court construed Section 262 to mean that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." Stockholders considering seeking to perfect their rights of appraisal should bear in mind that the fair value of their shares of Landmark common stock determined under Section 262 could be more than, the same as or less than the consideration they are to receive pursuant to the merger agreement if they do not seek appraisal of their shares of Landmark common stock, and that an opinion of an investment banking firm as to fairness is not an opinion as to fair value under Section 262.

     Costs of the appraisal proceeding may be assessed against the parties thereto (i.e., TrustCo and the stockholders participating in the appraisal proceeding) by the court as the court deems equitable in the circumstances. upon the application of any stockholder, the court may determine the amount of interest, if any, to be paid upon the value of the stock of stockholders entitled. thereto. Upon application of a stockholder, the court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rate against the value of all shares entitled to appraisal. Any stockholder who has demanded appraisal rights will not, after the Effective Time, be entitled to vote the stock subject to such demand (other than dividends or distributions, if any, payable to holders of record as of a record date prior to the Effective
Time) or to receive the payment of the consideration provided for in the merger agreement. However, if no petition for an appraisal is field within 120 days after the Effective Time or is such stockholder delivers to the Surviving Corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger, wither within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such stockholder to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery will be dismissed as to any stockholder without the approval of the court, and such approval may be conditioned upon such terms as in the court deems just.

     Failure to comply strictly with these procedures will cause the stockholder to lose his dissenter's rights. Consequently any stockholder who desires to exercise his dissenter's rights is urged to consult a legal advisor before attempting to exercise such rights.

Certain Federal Income Tax Consequences

     The exchange of our common stock for cash pursuant to the terms of the merger agreement will be a taxable transaction for federal income tax purposes under the Internal Revenue Code (the "Code"), and may also be a taxable transaction under state, local and other tax laws. Similarly, any stockholders of Landmark who exercise their dissenters' appraisal rights and receive cash in exchange for their shares of Landmark common stock will realize and recognize income for federal tax purposes and may recognize income under state, local and other tax laws. A stockholder of Landmark will recognize gain or loss equal to the difference between the amount of cash received by the stockholder pursuant to the merger and the tax basis in the Landmark common stock exchanged by such stockholder pursuant to the merger. Gain or loss must be determined separately for each block of Landmark common stock (i.e., shares of Landmark common stock acquired by the stockholder at the same time and price) exchanged pursuant to the merger.

     Gain or loss recognized by the stockholder exchanging his or her Landmark common stock pursuant to the merger or pursuant to the exercise of dissenters' rights will be capital gain or loss if such Landmark common stock is a capital asset in the hands of the stockholder. If the Landmark common stock has been held for more than one year, the gain or loss will be long-term. Capital gains recognized by an exchanging individual stockholder generally will be subject to tax at the top federal marginal rate applicable to the stockholder (up to a maximum of 39.6% for short-term capital gains and 20% for long-term capital gains), and capital gains recognized by an exchanging corporate stockholder generally will be subject to federal tax at a maximum rate of 35%.

     The exchange of outstanding stock options to acquire Landmark common stock for cash pursuant to the terms of the merger agreement will also be a taxable transaction for federal income tax purposes under the Code and may also be a taxable transaction under state, local and other laws. Generally, each optionee will recognize ordinary income equal to the amount of cash received by the optionee pursuant to the merger in exchange for cancellation of his stock options.

     The federal income tax discussion set forth above is based upon current law and is intended for general information only. Each Landmark stockholder and optionee is urged to consult his tax advisor concerning the specific tax consequences of the merger to such stockholder or optionee, including the applicability and effect of state, local or other tax laws and of any proposed changes in the Code.

Accounting Treatment of the Merger

     The merger will be accounted for as a purchase for financial reporting purposes. Under this method of accounting, TrustCo will record the acquisition of Landmark at its cost at the completion of the merger, which cost would include the cash paid in the merger and all direct acquisition costs. The acquisition cost will be allocated to the acquired assets and liabilities of Landmark based upon their fair values at the completion of the merger in accordance with generally accepted accounting principles. Acquisition cost in excess of the fair values of the net assets acquired, if any, will be recorded as an intangible asset and amortized for financial accounting purposes. The reported income of TrustCo will include the operations of Landmark after the completion of the merger.

Expenses of the Merger

     All out-of-pocket costs and expenses incurred in connection with the merger (including, but not limited to, counsel fees) shall be paid by the party incurring such costs and expenses.

                  BENEFICIAL OWNERSHIP OF LANDMARK COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Stockholders of record as of the close of business on March __, 2000 will be entitled to one vote for each share of our common stock then held. As of that date, we had 152,508 shares of common stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of our common stock, and all directors and executive officers of Landmark as a group.

                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                                of Beneficial                     of Common Stock
          Beneficial Owners                                   Ownership                         Outstanding
          -----------------                                   ---------                         -----------

Directors and Officers (1):

Frederick W. Lee                                              3,500                                 2.27%
Edward R. Jacksland                                           1,500                                  .97%
Gordon E. Coleman                                             4,514                                 2.92%
John R. Francisco                                             6,152                                 3.98%
F. Richard Ferraro                                              280                                  .18%
Federick P. LaCoppola                                           580                                  .38%
Carl J. Rockefeller                                             580                                  .38%
Leila N. Salmon                                                 100                                  .07%
Patricia A. Symolon                                             500                                  .38%
Paul Hofmann                                                  1,500                                  .97%
H. Stuart Larson                                                500                                  .33%
                                                              -----                               ------
All Directors and Executive Officers                         19,786                                12.81%
  as a Group (11 persons)                                    ======                                =====


Landmark Community Bank                                      12,160                                 8.00%
Employee Stock Ownership Plan
211 Erie Boulevard
Canajoharie, New York 13126

Unvested RRP shares                                           2,508                                  1.62

-----------------
(1) The mailing address of all named persons is 211 Erie Boulevard, Canajoharie, New York.
(2) Excludes unvested shares awarded under the Recognition and Retention Plan and Stock Option Plan, but includes 1,232 shares subject to currently exercisable options or options exercisable at any time within 60 days from the Record Date.
(3) The amount reported represents 2,160 shares held by the ESOP, 1,824 of the original ______ have been allocated to accounts of participants as the Record Date (_________, 2000). The trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP that have not been allocated to accounts of participants. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
(4) Includes shares held directly, as well as in retirement accounts, shares held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.

                              STOCKHOLDER PROPOSALS

     The merger is expected to be consummated prior to the next regularly scheduled annual meeting of our stockholders, in which case the annual meeting would not be convened. However, if the merger is not consummated prior to the next regularly scheduled annual meeting of our stockholders, any proposal which a stockholder wishes to have included in our proxy materials for the next annual meeting of stockholders must have been received at our main office located at 211 Erie Boulevard, Canajoharie, New York 13317, not later than May 20, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Otherwise, any stockholder proposal to take action at such meeting must be received at our main office located at 211 Erie Boulevard, Canajoharie, New York 13317 by May __, 2000. All stockholder proposals must also comply with our bylaws and applicable federal law.

                                  OTHER MATTERS

     Our board of directors is not aware of any business to come before the special meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the special meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY

                            LANDMARK FINANCIAL CORP.
                         SPECIAL MEETING OF STOCKHOLDERS
                                   ______, 2000

     The undersigned hereby appoints the official proxy committee of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Annual Meeting") to be held at ____________________________________________ on _____,
2000, at _______.m. Eastern Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


1.   The approval of the Agreement  and Plan of Merger    FOR   AGAINST  ABSTAIN
     (the "merger  agreement") dated as of February  21,  ---   -------  -------
     2000,  between  Landmark,  Landmark  Acquisition     |_|     |_|      |_|
     Corp., a newly formed subsidiary of TrustCo, and
     TrustCo, pursuant to which each outstanding share
     of common stock of Landmark (other than shares as
     to which  dissenters'   rights  have  been
     asserted and duly perfected in accordance with Delaware law) shall be converted into the right to receive a payment, in cash of $21.00.


The Board of Directors recommends a vote "FOR"  the listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED AND RETURNED, WILL BE VOTED FOR THE PROPOSITION STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.


Dated: _________________________                 ---  Check Box if You Plan
                                                 ---  to Attend Annual Meeting


-------------------------------                  -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER


-------------------------------                  -------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

--------------------------------------------------------------------------------


           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

--------------------------------------------------------------------------------

                    APPENDIX A - AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER



                                  by and among



                              TRUSTCO BANK CORP NY,
                             a New York corporation,



                            LANDMARK ACQUISITION CO.,
                             a Delaware corporation,



                                       and



                            LANDMARK FINANCIAL CORP.,
                             a Delaware corporation






                          Dated as of February 21, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Terms of Merger and Closing...............................................1

     1.1.     Merger...........................................................1

     1.2.     Merging Corporation..............................................1

     1.3.     Surviving Corporation............................................1

     1.4.     Effect of Merger.................................................1

     1.5.     Conversion of Landmark Common....................................1

     1.6.     Stock Options and Restricted Stock...............................2

     1.7.     Closing..........................................................3

     1.8.     Exchange Procedures; Surrender of Certificates...................3

     1.9.     Closing Date.....................................................3

     1.10.    Closing Deliveries...............................................4

     1.11.    Disclosure Schedule; Standard....................................5

     1.12.    Right to Revise Transaction......................................6

2.   Representations and Warranties of Landmark................................6

     2.1.     Organization and Capital Stock...................................6

     2.2.     Authorization; No Defaults.......................................7

     2.3.     Subsidiaries.....................................................7

     2.4.     Financial Information............................................8

     2.5.     Absence of Changes...............................................8

     2.6.     Regulatory Enforcement Matters...................................8

     2.7.     Tax Matters......................................................9

     2.8.     Litigation and Related Matters...................................9

     2.9.     Employment Agreements...........................................10

     2.10.    Reports.........................................................10

     2.11.    Employee Matters and ERISA......................................10

     2.12.    Title to Properties; Insurance..................................12

     2.13.    Environmental Matters...........................................12

     2.14.    Compliance with Law.............................................13

     2.15.    Brokerage.......................................................13

     2.16.    Trust Administration............................................13

     2.17.    Material Contracts and Agreements...............................13

     2.18.    No Undisclosed Liabilities......................................13

     2.19.    Statements True and Correct.....................................13

     2.20.    State Takeover Laws.............................................14

     2.21.    Fair Lending; Community Reinvestment Act........................14

     2.22.    Loan Portfolio..................................................14

     2.23.    Investment Portfolio............................................14

     2.24.    Interest Rate Risk Management Instruments.......................14

     2.25.    Year 2000 Compliance............................................15

     2.26.    Interim Events..................................................15

3.   Representations and Warranties of Trustco and AcquisitionCo..............15

     3.1.     Organization and Capital Stock..................................15

     3.2.     Authorization...................................................15

     3.3.     Subsidiaries....................................................15

     3.4.     Litigation......................................................16

     3.5.     Statements True and Correct.....................................16

     3.6.     Funds Available.................................................16

4.   Agreements of Landmark...................................................16

     4.1.     Business in Ordinary Course.....................................16

     4.2.     Breaches........................................................18

     4.3.     Submission to Shareholders......................................18

     4.4.     Consents to Contracts and Leases................................19

     4.5.     Consummation of Agreement.......................................19

     4.6.     Environmental Reports...........................................19

     4.7.     Access to Information...........................................19

     4.8.     Subsidiary Bank Name Change.....................................20

     4.9.     Plan of Merger..................................................20

5.   Agreements of Trustco and AcquisitionCo..................................20

     5.1.     Regulatory Approvals and Registration Statement;
              Other Agreements................................................20

     5.2.     Breaches........................................................20

     5.3.     Consummation of Agreement.......................................20

     5.4.     Directors' and Officers' Liability Insurance
              and Indemnification.............................................21

     5.5.     Employee Benefits...............................................21

     5.6.     Advisory Board Composition......................................22

     5.7.     Access to Information...........................................22

6.   Conditions Precedent to Merger...........................................22

     6.1.     Conditions to TrustCo's and AcquisitionCo's Obligations.........22

     6.2.     Conditions to Landmark's Obligations............................23

7.   Termination or Abandonment...............................................24

     7.1.     Mutual Agreement................................................24

     7.2.     Breach of Agreements............................................24

     7.3.     Environmental Reports...........................................24

     7.4.     Failure of Conditions...........................................24

     7.5.     Regulatory Approval Denial; Burdensome Condition................24

     7.6.     Shareholder Approval Denial; Withdrawal/Modification of
              Board Recommendation............................................25

     7.7.     Regulatory Enforcement Matters..................................25

     7.8.     Fall-Apart Date.................................................25

8.   General..................................................................25

     8.1.     Confidential Information........................................25

     8.2.     Publicity.......................................................25

     8.3.     Return of Documents.............................................25

     8.4.     Notices.........................................................26

     8.5.     Liabilities and Expenses........................................26

     8.6.     Nonsurvival of Representations, Warranties and Agreements.......27

     8.7.     Entire Agreement................................................27

     8.8.     Headings and Captions...........................................27

     8.9.     Waiver, Amendment or Modification...............................27

     8.10.    Rules of Construction...........................................27

     8.11.    Counterparts....................................................27

     8.12.    Successors and Assigns..........................................28

     8.13.    Severability....................................................28

     8.14.    Governing Law; Assignment.......................................28

     8.15.    Enforcement of Agreement........................................28

     8.16.    Legal Fees, Costs...............................................28



EXHIBIT 1.01                   -            Form of Landmark Option Agreement
EXHIBIT 1.10(a)                -            Landmark's Legal Opinion Matters
EXHIBIT 1.10(b)                -            TrustCo's Legal Opinion Matters

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


     This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of February 21, 2000, by and among TRUSTCO BANK CORP NY, a New York corporation ("TrustCo"), LANDMARK ACQUISITION CO., a Delaware corporation ("AcquisitionCo") and LANDMARK FINANCIAL CORP., a Delaware corporation ("Landmark").

                                    RECITALS

The Boards of Directors of TrustCo, AcquisitionCo (a wholly-owned subsidiary of TrustCo) and Landmark have approved and deem it advisable and in the best interests of their respective shareholders to consummate the business combination transaction provided for herein in which AcquisitionCo shall, subject to the terms and conditions set forth herein, merge with and into Landmark (the "Merger").

A. The Boards of Directors of TrustCo, AcquisitionCo and Landmark have each determined that the Merger and the other transactions contemplated by this Agreement are consistent with, and in furtherance of, their respective business strategies and goals.

B. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to TrustCo's willingness to enter into this Agreement, TrustCo and Landmark have executed a Stock Option Agreement (the "Landmark Option Agreement"), dated as of the date hereof and in the form attached hereto as Exhibit 1.01, pursuant to which Landmark has granted TrustCo an option exercisable upon the occurrence of certain events.

C. TrustCo, AcquisitionCo and Landmark desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

D. In consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth herein and in the Landmark Option Agreement, TrustCo, AcquisitionCo and Landmark hereby agree as follows:

1.       Terms of Merger and Closing.

     1.1. Merger. Pursuant to the terms and provisions set forth herein and the Delaware General Corporation Law (the "DGCL"), AcquisitionCo shall merge with and into Landmark.

     1.2. Merging Corporation. AcquisitionCo shall be the merging corporation in the Merger and its corporate identity and existence, separate and apart from Landmark, shall cease upon consummation of the Merger.

     1.3. Surviving Corporation. Landmark shall be the surviving corporation in the Merger. No changes in the Certificate of Incorporation of Landmark shall be effected by the Merger.

     1.4. Effect of Merger. The Merger shall have all of the effects provided for herein and under the DGCL.

     1.5. Conversion of Landmark Common.

          1.5.1. At the Effective Time (as defined in Section 1.9 hereof), by virtue of the Merger and without any action on the part of TrustCo, AcquisitionCo, Landmark or their respective shareholders, each share of common stock, par value $0.10 per share, of Landmark (the "Landmark Common") issued and outstanding immediately prior to the Effective Time (other than shares of Landmark Common held in the treasury of Landmark or by any direct or indirect subsidiary of Landmark and the shares held by holders duly exercising dissenting rights pursuant to Section 262 of the DGCL) shall be converted into the right to receive cash in the amount of Twenty-One Dollars ($21.00) (the "Merger Consideration").

          1.5.2. At the Effective Time, all of the shares of Landmark Common, by virtue of the Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of any certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Landmark Common (the "Certificates") shall thereafter cease to have any rights with respect to such shares, except the right of such holders to receive, without interest, the Merger Consideration upon the surrender of such Certificate or Certificates in accordance with
     Section 1.8 hereof or the dissenter's rights described in Section 1.5.5 below, if applicable.

          1.5.3. At the Effective Time, each share of Landmark Common, if any, held in the treasury of Landmark or by any direct or indirect subsidiary of Landmark (other than shares held in trust accounts for the benefit of others or in other fiduciary, nominee or similar capacities and shares held by Landmark or any of its subsidiaries in respect to a debt previously contracted) immediately prior to the Effective Time shall be canceled.

          1.5.4. Each share of common stock, par value $1.00 per share, of AcquisitionCo outstanding immediately prior to the Effective Time shall be converted into and become one share of Landmark Common.

          1.5.5. If holders of Landmark Common are entitled to dissent from the Agreement and Merger and demand payment of fair market value of their shares under the DGCL, any issued and outstanding shares of Landmark Common held by a dissenting holder shall not be converted as described in this
     Section 1.5 but from and after the Effective Time shall represent only the right to receive such consideration as may be determined to be due to such dissenting holder pursuant to the DGCL; provided, however, that each share of Landmark Common outstanding immediately prior to the Effective Time and held by a dissenting holder who shall, after the Effective Time, withdraw his demand for appraisal with consent of TrustCo or lose his right of appraisal shall have only the right to receive the Merger Consideration for such shares in accordance with Section 1.5.1 of this Agreement.

     1.6. Stock Options and Restricted Stock.

          1.6.1. At the Effective Time, each option to purchase shares of Landmark Common (each, a "Landmark Stock Option") issued and outstanding pursuant to the Landmark Financial Corp. 1998 Stock Option Plan (the "Stock Option Plan"), whether or not such Landmark Stock Option is vested at the Effective Time, shall, by reason of the Merger, cease to be outstanding and shall be converted into the right to receive in cash an amount equal to (i) the difference (if a positive number) between (A) the Merger Consideration and (B) the exercise price of each such Landmark Stock Option multiplied by
     (ii) the number of shares of Landmark Common subject to the Landmark Stock Option.

          1.6.2. At the Effective Time, each share of Landmark Common granted under the Landmark 1998 Recognition and Retention Plan, whether or not vested or subject to other restrictions at the Effective Time, shall cease to be outstanding, shall cease to exist and shall be converted into the right to receive the Merger Consideration.

     1.7. Closing. The closing of the Merger (the "Closing") shall take place at a location mutually agreeable to the parties at 10:00 a.m., Eastern Time, on the Closing Date described in Section 1.9 hereof.

     1.8. Exchange Procedures; Surrender of Certificates.

          1.8.1. Trustco Bank, National Association shall act as Exchange Agent in the Merger (the "Exchange Agent").

          1.8.2. As soon as reasonably practicable after the Effective Time, but in no event later than five (5) business days after the Closing Date, the Exchange Agent shall mail to each record holder of any Certificate or Certificates whose shares were converted into the right to receive the Merger Consideration, a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as TrustCo may reasonably specify) (each such letter, the "Merger Letter of Transmittal") and instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender to the Exchange Agent of a Certificate, together with a Merger Letter of Transmittal duly executed and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor solely the Merger Consideration. No interest on the Merger Consideration issuable upon the surrender of the Certificates shall be paid or accrued for the benefit of holders of Certificates. If the Merger Consideration is to be issued to a person other than a person in whose name a surrendered Certificate is registered, it shall be a condition of issuance that the surrendered Certificate shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay to the Exchange Agent any required transfer taxes or other taxes or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. At the Effective Time, TrustCo shall deposit the Merger Consideration into a specially segregated account for the benefit of the holders of Landmark Common.

          1.8.3. In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by TrustCo in its sole discretion, the posting by such person of a bond in such amount as TrustCo may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof pursuant hereto.

          1.8.4. At or after the Effective Time there shall be no transfers on the stock transfer books of Landmark of any shares of Landmark Common. If, after the Effective Time, Certificates are presented for transfer, they shall be cancelled and exchanged for the Merger Consideration as provided in, and subject to the provisions of, this Section 1.8.

     1.9. Closing Date. At TrustCo's election, the Closing shall take place no later than the fifteenth day after the receipt of all regulatory approvals and the expiration of any applicable waiting periods or on such other date as Landmark and TrustCo may agree (the "Closing Date"). The Merger shall be effective upon the filing of a Certificate of Merger with the Secretary of State of Delaware (the "Effective Time"), which the parties shall use their best efforts to cause to occur on the Closing Date.

     1.10. Closing Deliveries.

          1.10.1.  At  the  Closing,  Landmark  shall  deliver  to  TrustCo  and
     AcquisitionCo:

               1.10.1.1. a certified copy of the Certificate of Incorporation and Bylaws (or their equivalent) of Landmark, the Subsidiary Bank (as defined in Section 2.3 hereof) and any direct or indirect subsidiary of Landmark or the Subsidiary Bank; and

               1.10.1.2. a Certificate signed by an appropriate officer of Landmark stating that, to the best knowledge and belief of such officer, (A) each of the representations and warranties contained in Article Two hereof (subject to the standard in Section 1.11 hereof) is true and correct at the time of the Closing with the same force and effect as if such representations and warranties had been made at Closing, and (B) all of the conditions set forth in Section 6.1.2 hereof have been satisfied or waived as provided therein; and

               1.10.1.3. a certified copy of the resolutions of Landmark's Board of Directors and shareholders as required for valid approval of the execution of this Agreement and the consummation of the Merger and the other transactions provided for by this Agreement; and

               1.10.1.4. Certificate of the Secretary of the State of Delaware, dated a recent date, stating that Landmark is in good standing; and

               1.10.1.5. Certificates of Merger prepared by TrustCo and executed by Landmark, reflecting the terms and provisions hereof and in proper form for filing with the Secretary of State of the State of Delaware, in order to cause the Merger to become effective pursuant to the DGCL; and

               1.10.1.6. a legal opinion from counsel for Landmark, in form reasonably acceptable to TrustCo's counsel, opining with respect to the matters listed on Exhibit 1.10(a) hereto; and

               1.10.1.7. the resignation of any directors of Landmark, the Subsidiary Bank and any of their respective subsidiaries requested by TrustCo in a notice given to Landmark no less than 5 days prior to the Closing Date, which such resignations shall be effective as of the Effective Time.

          1.10.2. At the Closing, TrustCo shall deliver to Landmark:

               1.10.2.1. a Certificate signed by an appropriate officer of TrustCo and AcquisitionCo stating that, to the best knowledge and belief of such officer, (A) each of the representations and warranties contained in Article Three hereof (subject to the standard in Section
          1.11 hereof) is true and correct at the time of the Closing with the same force and effect as if such representations and warranties had been made at Closing, and (B) all of the conditions set forth in
          Section 6.2.2 and Section 6.2.4 hereof (but excluding the approval of Landmark's shareholders) have been satisfied or waived as provided therein; and

               1.10.2.2. a certified copy of the resolutions of TrustCo's Board of Directors and of AcquisitionCo's Board of Directors and shareholder, as required for valid approval of the execution of this Agreement and the consummation of the transactions provided for by this Agreement; and

               1.10.2.3. a legal opinion from counsel for TrustCo and AcquisitionCo, in form reasonably acceptable to Landmark's counsel, opining with respect to the matters listed on Exhibit 1.10(b) hereto; and

               1.10.2.4.   a  certified   copy  of  the  Amended  and   Restated
          Certificate of Incorporation and Bylaws of TrustCo and the Certificate of Incorporation and Bylaws of AcquisitionCo; and

               1.10.2.5. Certificate of the Secretary of State of the State of New York, dated a recent date, stating that TrustCo is in good standing and Certificate of the Secretary of State of the State of Delaware, dated a recent date, stating that AcquisitionCo is in good standing; and

               1.10.2.6. Certificates of Merger executed by AcquisitionCo, reflecting the terms and provisions hereof and in proper form for filing with the Secretary of State of the State of Delaware in order to cause the Merger to become effective pursuant to the DGCL.

     1.11. Disclosure Schedule; Standard.

          1.11.1. Landmark has delivered to TrustCo and AcquisitionCo a confidential schedule (the "Disclosure Schedule"), executed by Landmark concurrently with the delivery and execution hereof, setting forth, among other things, items the disclosure of which shall be necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article Two hereof; provided, that (a) no such item shall be required to be set forth in the Disclosure Schedule as an exception to a representation or warranty if its absence would not be reasonably likely to result in the related representation or warranty being deemed untrue or incorrect under the standard established by
     Section 1.11.2 hereof, and (b) the mere inclusion of an item in the Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by Landmark that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect (as defined in Section 1.11.2 hereof.)

          1.11.2. No representation or warranty of Landmark contained in Article Two hereof nor of TrustCo and AcquisitionCo contained in Article Three hereof shall be deemed untrue or incorrect, and Landmark, TrustCo and AcquisitionCo, as the case may be, shall not be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, events or circumstance, individually or taken together with all other facts, event or circumstances inconsistent with any representation or warranty contained in Article Two hereof, in the case of Landmark, or Article Three hereof, in the case of
     TrustCo and AcquisitionCo, has had or is reasonably likely to have a Material Adverse Effect on the party making such representation or warranty. As used herein, the term "Material Adverse Effect" means, with respect to Landmark or TrustCo and AcquisitionCo, any effect that (i) is, or is reasonably expected to be, material and adverse to the financial condition, results of operations or business of Landmark and its subsidiaries taken as a whole, or TrustCo and its subsidiaries taken as a whole, respectively, or (ii) would materially impair the ability of either Landmark or TrustCo and AcquisitionCo to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the Merger and the other transactions contemplated by this Agreement; provided, however, that Material Adverse Effect shall not be deemed to include the impact of (a) changes in banking and similar laws of general applicability or interpretations thereof by courts or governmental authorities, (b) changes in generally accepted accounting principles or regulatory accounting requirements applicable to banks and their holding companies generally, (c) any modifications or changes to valuation or reserve policies and practices in connection with or in anticipation of the Merger or restructuring charges taken in connection with the Merger, in each case in accordance with generally accepted accounting principles, and
     (d) reasonable costs associated with completing the transactions contemplated by this Agreement.

          1.11.3. Landmark shall be permitted to update and supplement the Disclosure Schedule so as to disclose exceptions to one or more representations or warranties contained in Article Two hereof which shall have arisen between the date hereof and the Closing Date; provided, however, that, anything herein to the contrary notwithstanding, the exceptions and other information set forth on any such updated or supplemented Disclosure Schedule shall not be taken into consideration in determining, for purposes of this Agreement, whether the condition set forth in Section 6.1 hereof shall have been satisfied.

     1.12. Right to Revise Transaction. TrustCo may, at any time, change the method of effecting the Merger (including, without limitation, the provisions of this Article One), if and to the extent TrustCo deems such change to be desirable, including, without limitation, to provide for the direct merger of Landmark and TrustCo; provided, however, that no such change shall (A) alter or change the amount or kind of the Merger Consideration to be received by the shareholders of Landmark in the Merger, or (B) materially impede or delay receipt of any approvals referred to in Section 6.1.4 hereof or the consummation of the transactions contemplated by this Agreement.

2.  Representations and Warranties of Landmark.

     Subject to Section 1.11 hereof and except as disclosed in a Section of the Disclosure Schedule corresponding to the relevant Section in this Article Two, Landmark hereby makes the following representations and warranties:

     2.1. Organization and Capital Stock.

          2.1.1. Landmark is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own all of its property and assets, to incur all of its liabilities and to carry on its business as now being conducted. Landmark is a unitary savings and loan holding company registered with the Office of Thrift Supervision (the "O.T.S.") under the Home Owners' Loan Act of 1934, as amended (the "H.O.L.A."). True, complete and correct copies of the Certificate of Incorporation and Bylaws of Landmark as in effect on the date of this Agreement are included as exhibits to the Disclosure Schedule.

          2.1.2. The authorized capital stock of Landmark consists only of 400,000 shares of Landmark Common, of which, as of the date hereof, 154,508 shares are issued and outstanding and 100,000 shares of Landmark preferred stock, of which, as of the date hereof, no shares are issued and outstanding. All of the issued and outstanding shares of Landmark Common are duly and validly issued and outstanding and are fully paid and non-assessable and free of preemptive rights. None of the outstanding shares of Landmark Common has been issued in violation of any preemptive rights of the current or past shareholders of Landmark. As of the date hereof, Landmark had outstanding stock options representing the right to acquire not more than 8,460 shares of Landmark Common pursuant to the Stock Option Plan.

          2.1.3. Except as set forth in Section 2.1.2 above, Section 2.1.3 of the Disclosure Schedule and the Landmark Option Agreement, (i) there are no shares of capital stock or other equity securities of Landmark outstanding and no outstanding options, warrants, rights to subscribe for, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of Landmark Common or other capital stock of Landmark or contracts, commitments, understandings or arrangements by which Landmark is or may be obligated to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any additional shares of its capital stock, and (ii) there are no outstanding stock appreciation, phantom stock or similar rights.

          2.1.4. The minute books of Landmark accurately reflect all corporate actions held or taken by its shareholders and Board of Directors (including committees of the Board of Directors) since June 1, 1997 and since January 1, 1995 with respect to the Subsidiary Bank. True, complete and correct copies of the minute books have been made available to TrustCo by Landmark.

     2.2. Authorization; No Defaults. Landmark's Board of Directors has, by all appropriate action, approved this Agreement, the Landmark Option Agreement and the Merger and authorized the execution hereof and thereof on its behalf by its duly authorized officers and the performance by Landmark of its obligations hereunder. Landmark's Board of Directors has directed that the agreement of merger (within the meaning of the DGCL) contained in this Agreement and the transactions provided for by this Agreement, including the Merger, be submitted to the shareholders of Landmark for approval at the Landmark Shareholders' Meeting (as defined in Section 4.3 hereof), and, except for the adoption and approval of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Landmark Common, no other corporate proceedings on the part of Landmark are necessary to approve this Agreement, the Landmark Option Agreement and to consummate the transactions contemplated by this Agreement, including the Merger, and by the Landmark Option Agreement. Nothing in the Certificate of Incorporation or Bylaws of Landmark, as amended, or any other agreement, instrument, decree, proceeding, law or regulation (except as specifically referred to in or contemplated by this Agreement) by or to which it or any of its subsidiaries are bound or subject would prohibit or inhibit Landmark from consummating this Agreement and the Merger on the terms and conditions herein contained. This Agreement and the Landmark Option Agreement have been duly and validly executed and delivered by Landmark and constitute a legal, valid and binding obligation of Landmark, enforceable against Landmark in accordance with their respective terms. Landmark and its subsidiaries are neither in default under nor in violation of any provision of their Articles or Certificate of Incorporation or Association, as the case may be, Bylaws, or any promissory note, indenture or any evidence of indebtedness or security therefor, lease, contract, insurance policy, purchase or other commitment or any other agreement or arrangement (however evidenced), whether written or oral, and there has not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a default or violation.

     2.3. Subsidiaries. Landmark's banking subsidiary; Landmark Community Bank (the "Subsidiary Bank"), and its other direct or indirect subsidiaries (collectively, the "subsidiaries") the name and jurisdiction of incorporation and principal business or purpose of which is disclosed in Section 2.3 of the Disclosure Schedule, are duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation and has the corporate power to own their respective properties and assets, to incur their respective liabilities and to carry on their respective business as now being conducted. The Subsidiary Bank is an insured institution (within the meaning of the Federal Deposit Insurance Act) and its deposits are insured by the Federal Deposit Insurance Corporation (the "F.D.I.C.") in accordance with the Federal Deposit Insurance Act, as amended, up to applicable limits. The number of issued and outstanding shares of capital stock of each subsidiary is disclosed in
Section 2.3 of the Disclosure Schedule, all of which shares are owned by Landmark or Landmark's subsidiaries, as the case may be, free and clear of all liens, encumbrances, rights of first refusal, options or other restrictions of any nature whatsoever. There are no options, warrants or rights outstanding to acquire any capital stock of any of Landmark's subsidiaries and no person or entity has any other right to purchase or acquire any unissued shares of stock of any of Landmark's subsidiaries, nor does any such subsidiary have any obligation of any nature with respect to its unissued shares of stock. Neither Landmark nor any of its subsidiaries is a party to any partnership or joint venture or owns an equity interest in any other business or enterprise. True, complete and current copies of the Articles or Certificates of Incorporation or Association and Bylaws of each direct and indirect subsidiary of Landmark as in effect on the date of this Agreement and included as exhibits to the Disclosure Schedule.

     2.4. Financial Information. The (i) audited consolidated balance sheets of Landmark and its subsidiaries as of March 31, 1998 and 1999, and related consolidated income statements and statements of changes in shareholders' equity and of cash flows for the three (3) years ended March 31, 1998, together with the notes thereto, included in Landmark's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1999, as currently on file with the S.E.C., and the unaudited consolidated balance sheets of Landmark and its subsidiaries as of December 31, 1999, and the related unaudited consolidated income statements and statements of changes in shareholders equity and cashflows for the nine months then ended together with in Landmark's Quarterly Reports on Form 10-QSB for the quarters June 30, 1999, September 30, 1999 and December 31, 1999 as currently on file with the Securities and Exchange Commission ("S.E.C."), and (ii) the year-end and quarterly Thrift Financial Reports of Landmark Community Bank (the "Subsidiary Bank") for 1998 and for the quarters ended March 31, 1999, June 30, 1999, September 30, 1999, and December 31, 1999, as currently on file with the F.D.I.C. (together, the "Landmark Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein and except for regulatory reporting differences required by the Subsidiary Bank's reports) and fairly present in all material respects the financial position and the results of operations and changes in shareholders' equity of Landmark and its subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which shall be material). The books and records of Landmark and its subsidiaries have been, and are being, maintained in accordance with generally accepted accounting principles and any other applicable legal and accounting requirements and reflect only actual transactions.

     2.5. Absence of Changes. Since March 31, 1999, there has not been any change in the financial condition, the results of operations or the business of Landmark and its subsidiaries taken as a whole which would have a Material Adverse Effect on Landmark, except as disclosed by Landmark since March 31, 1999 in its periodic reports filed with the S.E.C. under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Since the date of its most recent regulatory examination report, there has been no change in the financial condition, the results of operations or the business of the Subsidiary Bank which would have a Material Adverse Effect on the Subsidiary Bank, except as disclosed by Subsidiary Bank since the date of such most recent regulatory examination report in its Thrift Financial Quarterly Reports filed with the F.D.I.C. and the O.T.S.

     2.6. Regulatory Enforcement Matters. Neither Landmark, the Subsidiary Bank nor any other subsidiary is subject or is party to, or has received any notice or advice that it may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below in this Section 2.6) that currently restricts the conduct of its business or that affect its capital adequacy, its credit policies, its management or its business (each, a "Regulatory Agreement"), nor has Landmark, the Subsidiary Bank or any other subsidiary been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of Landmark, the Subsidiary Bank or any other subsidiaries. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of thrifts, banks or holding companies thereof, or engaged in the insurance of bank deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to Landmark or any of its subsidiaries.

     2.7. Tax Matters.

          2.7.1. Each of Landmark and its subsidiaries has filed with the appropriate governmental agencies all foreign, federal, state and local Tax (as defined below in this Section 2.7) returns, declarations, estimates, information returns, statements and reports (collectively, "Tax Returns") required to be filed by it. Neither Landmark nor its subsidiaries are (a) delinquent in the payment of any Taxes shown on such Tax Returns or on any assessments received by it for such Taxes, (b) subject to any agreement extending the period for assessment or collection of any Tax, or (c) a party to any action or proceeding with, nor has any claim been asserted or threatened against any of them by, any governmental authority for assessment or collection of Taxes or for the refund of Taxes previously paid. The income Tax Returns of Landmark and its subsidiaries have not been audited by the Internal Revenue Service (the "I.R.S.") and comparable state agencies at any time during the past 15 years. To our best knowledge, the reserve for Taxes in the financial statements of Landmark for the fiscal year ended March 31, 1999 and the quarter ended December 31, 1999, is adequate to cover all of the liabilities for Taxes of Landmark and its subsidiaries that may become payable in future years with respect to any transactions consummated prior to December 31, 1999. As used herein, the term "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or undisputed.

          2.7.2. Any amount that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of Landmark or any of its affiliates who is a "Disqualified Individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any employment, severance or termination agreement, other compensation arrangement or Landmark Employee Plan (as defined in Section
     2.11.3 hereof) currently in effect would not be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code).

          2.7.3. Landmark has not been subject to any disallowance of a deduction under Section 162(m) of the Code nor does Landmark reasonably believe that such a disallowance is reasonably likely to be applicable for any tax year of Landmark ended on or before the Closing Date.

     2.8. Litigation and Related Matters. Section 2.8 of the Disclosure Schedule describes all litigation, claims or other proceedings or investigations of any nature pending or, to the knowledge of Landmark, threatened, against Landmark or any of its subsidiaries, or of which the property of Landmark or any of its subsidiaries is or would be subject. There is no injunction, order, judgment, decree or regulatory restriction imposed upon Landmark, or any of its subsidiaries or the assets of Landmark or any of its subsidiaries. Since January 1, 1995, Landmark, the Subsidiary Bank and/or its subsidiaries (as applicable) have continuously maintained fidelity bonds insuring them against acts of dishonesty in such amounts as are customary, usual and prudent for organizations of their size and business. There are no facts which would form the basis of a claim or claims under such bonds. Neither Landmark nor any of its subsidiaries has reason to believe that its respective fidelity coverage would not be renewed by the carrier on substantially the same terms as the existing coverage, except for possible premium increases unrelated to Landmark's and its subsidiaries' past claim experience.

     2.9. Employment Agreements. Section 2.9 of the Disclosure Schedule lists each agreement, arrangement, commitment or contract (whether written or oral) for the employment, election, retention or engagement, or with respect to the severance, of any present or former officer, employee, agent, consultant or other person or entity to which Landmark or any of its subsidiaries is a party or bound by and which, by its terms, is not terminable by Landmark or such subsidiary on thirty (30) days written notice or less without the payment of any amount by reason of such termination. Copies of each written (and summaries of each oral) agreement, arrangement, commitment or contract listed in Section 2.9 of the Disclosure Schedule have been previously made available to TrustCo by Landmark.

     2.10. Reports. Other than as is set forth in Section 2.10 of the Disclosure Schedule, since January 1, 1995, Landmark, the Subsidiary Bank and/or each of their subsidiaries has filed all reports and statements, together with any amendments required to be made with respect thereto, if any, that it was required to file with (i) the O.T.S., (ii) the F.D.I.C., (iii) the S.E.C., (iv) any state securities authorities, and (v) any other Regulatory Agency with jurisdiction over Landmark or any of its subsidiaries, and have paid all fees and assessments due and payable in connection therewith. As of their respective dates, each of such reports and documents, as amended, including any financial statements, exhibits and schedules thereto, complied with the relevant statutes, rules and regulations enforced or promulgated by the regulatory authority with which they were filed, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.11. Employee Matters and ERISA.

          2.11.1. Neither Landmark nor any of its subsidiaries has entered into any collective bargaining agreement with any labor organization with respect to any group of employees of Landmark or any of its subsidiaries and, to the knowledge of Landmark, there is no present effort nor existing proposal to attempt to unionize any group of employees of Landmark or any of its subsidiaries.

          2.11.2. (i) Landmark and its subsidiaries are and have been in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including, without limitation, any such laws respecting employment discrimination and occupational safety and health requirements, and neither Landmark nor any of its subsidiaries is engaged in any unfair labor practice, (ii) there is no unfair labor practice complaint against Landmark or any subsidiary pending or, to the knowledge of Landmark, threatened before the National Labor Relations Board, (iii) there is no labor dispute, strike, slowdown or stoppage actually pending or, to the knowledge of Landmark, threatened against or directly affecting Landmark or any subsidiary, and (iv) neither Landmark nor any subsidiary has experienced any work stoppage or other labor difficulty during the past five (5) years.

          2.11.3. Section 2.11.3 of the Disclosure Schedule describes each employee benefit plan, as defined in Section 3(3) of the Employee
     Retirement Income Security Act of 1974, as amended ("ERISA"), and each nonqualified employee benefit plan, deferred compensation, bonus, stock and incentive plan, and each other employee benefit and fringe benefit program for the benefit of former or current employees of Landmark or any subsidiary (the "Landmark Employee Plans") which Landmark and its subsidiaries  maintain,  contribute  to  or  participate  in  or  have  any liability under. No present or former employee of Landmark or any subsidiary has been charged with breaching, or, to the knowledge of Landmark, has breached, a fiduciary duty under any of the Landmark Employee Plans. Neither Landmark nor any of its subsidiaries participates in, nor has it in the past five (5) years participated in, nor has it any present or future obligation or liability under, any multiemployer plan (as defined at Section 3(37) of ERISA). Section 2.11.3 of the Disclosure Schedule describes all plans that provide health, major medical, disability or life insurance benefits to former employees of Landmark or any subsidiary that Landmark and any subsidiary maintain, contribute to, or participate in.

          2.11.4. Neither Landmark nor any of its subsidiaries maintain, nor have any of them maintained for the past ten years, any Landmark Employee Plans subject to Title IV of ERISA or Section 412 of the Code. No reportable event (as defined in Section 4043 of ERISA) has occurred with respect to any Landmark Employee Plans as to which a notice would be required to be filed with the Pension Benefit Guaranty Corporation. No claim is pending, and Landmark has not received notice of any threatened or imminent claim with respect to any Landmark Employee Plan (other than a routine claim for benefits for which plan administrative review procedures have not been exhausted) for which Landmark or any of its subsidiaries would be liable after December 31, 1999, except as reflected on the Landmark Financial Statements. All liabilities of the Landmark Employee Plans have been funded on the basis of consistent methods in accordance with sound actuarial assumptions and practices, and no Landmark Employee Plan, at the end of any plan year, or at December 31, 1999, had or has had an accumulated funding deficiency. No actuarial assumptions have been changed since the last written report of actuaries on such Landmark Employee Plans. All insurance premiums (including premiums to the Pension Benefit Guaranty Corporation) have been paid in full, subject only to normal retrospective adjustments in the ordinary course. Landmark and its subsidiaries have no contingent or actual liabilities under Title IV of ERISA. No accumulated funding deficiency (within the meaning of Section 302 of ERISA or Section 412 of the Code) has been incurred with respect to any of the Landmark Employee Plans, whether or not waived. No reportable event (as defined in Section 4043 of ERISA) has occurred with respect to any of the Landmark Employee Plans as to which a notice would be required to be filed with the Pension Benefit Guaranty Corporation. After December 31, 1999, Landmark and its subsidiaries do not have any liabilities for excise taxes under Sections 4971, 4975, 4976, 4977, 4979 or 4980B of the Code or for a fine under Section 502 of ERISA with respect to any Landmark Employee Plan. All Landmark Employee Plans have been operated, administered and maintained in accordance with the terms thereof and in compliance with the requirements of all applicable laws, including, without limitation, ERISA and the Code.

          2.11.5. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement (either alone or upon the occurrence of any additional acts or events) would, except as set forth in Section 2.11.5 of the Disclosure Schedule, (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director, officer or employee of Landmark or any of its affiliates from Landmark or any of its affiliates under any Landmark Employee Plan or otherwise, (ii) increase any benefits otherwise payable under any Landmark Employee Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefits.

          2.11.6.  Copies of each Landmark  Employee  Plan  described in Section
     2.11.3 of the Disclosure Schedule, and all amendments or supplements thereto, have been previously made available to TrustCo by Landmark.
     Section 2.11.6 of the Disclosure Schedule lists, for each Landmark Employee Plan, all of the following with respect thereto: (i) summary plan descriptions, (ii) lists of all current participants and all participants with benefit entitlements, (iii) contracts relating to plan documents, (iv) actuarial valuations for any defined benefit plan, (v) valuations for any plan as of the most recent date, (vi) determination letters from the I.R.S., (vii) the most recent annual report filed with the I.R.S., (viii) registration statements and prospectuses, and (ix) trust agreements. Copies of each of the documents described in the preceding sentence have been previously made available to TrustCo by Landmark.

     2.12. Title to Properties; Insurance. (i) Landmark and its subsidiaries have marketable title, insurable at standard rates, free and clear of all liens, charges and encumbrances (except Taxes which are a lien but not yet payable and liens, charges or encumbrances reflected in the Landmark Financial Statements and easements, rights-of-way, and other restrictions and imperfections not material in nature, and further excepting in the case of Other Real Estate Owned (as such real estate is internally classified on the books of Landmark or its subsidiaries) rights of redemption under applicable law) to all of their owned real properties, (ii) all leasehold interests for real property and personal property used by Landmark and its subsidiaries in their businesses are held pursuant to lease agreements which are valid and enforceable in accordance with their terms, (iii) all such properties comply with all applicable private agreements, zoning requirements and other governmental laws and regulations relating thereto and there are no condemnation proceedings pending or, to the knowledge of Landmark, threatened with respect to such properties, (iv) Landmark and its subsidiaries have valid title or other ownership rights under licenses to all intangible personal or intellectual property necessary to conduct the business and operations of Landmark and its subsidiaries as presently conducted, free and clear of any claim, defense or right of any other person or entity, subject only to rights of the licensors pursuant to applicable license agreements, which rights do not adversely interfere with the use of such property, (v) all insurable properties owned or held by Landmark and its subsidiaries are adequately insured by financially sound and reputable insurers in such amounts and against fire and other risks insured against by extended coverage and public liability insurance, as is customary with bank holding companies of similar size, and there are presently no claims pending under such policies of insurance and no notices have been given by Landmark or any of its subsidiaries under such policies, and (vi) all tangible properties used in the businesses of Landmark and its subsidiaries are in good condition, reasonable wear and tear excepted, and are useable in the ordinary course of business consistent with past practices. Section 2.12 of the Disclosure Schedule sets forth, for each policy of insurance maintained by Landmark and its subsidiaries, the amount and type of insurance, the name of the insurer and the amount of the annual premium.

     2.13. Environmental Matters.

          2.13.1. As used herein, the term "Environmental Laws" shall mean all local, state and federal environmental, health and safety laws and regulations and common law standards in all jurisdictions in which Landmark and its subsidiaries have done business or owned, leased or operated property, including, without limitation, the Federal Resource Conservation and Recovery Act, the Federal Comprehensive Environmental Response, Compensation and Liability Act, the Federal Clean Water Act, the Federal Clean Air Act, and the Federal Occupational Safety and Health Act.

          2.13.2. To their best knowledge, neither the conduct nor operation of Landmark or its subsidiaries nor any condition of any property presently or previously owned, leased or operated by any of them violates or violated or, to the knowledge of Landmark, may violate, Environmental Laws in a manner or to any extent exposing Landmark or its subsidiaries to liability or potential liability and no condition has existed or event has occurred with respect to any of them or any such property that, with notice or the passage of time, or both, would constitute or, to the knowledge of Landmark, may constitute, a violation of Environmental Laws in a manner or to any extent that would obligate (or potentially obligate) Landmark or its subsidiaries to remedy, stabilize, neutralize or otherwise alter the environmental condition of any such property. Neither Landmark nor any of its subsidiaries has received any notice from any person or entity that Landmark or its subsidiaries or the operation or condition of any property ever owned, leased or operated by any of them are or were in violation of any Environmental Laws in a manner or to any extent exposing Landmark or its subsidiaries to liability or potential liability or that any of them are responsible (or potentially responsible) for the cleanup or other remediation of any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on or beneath any such property and, to the knowledge of Landmark, Landmark and its subsidiaries and the operation and condition of any property ever owned, leased or operated by any of them are not and were not in violation of any

     Environmental Laws in a manner or to any extent exposing Landmark or its subsidiaries to liability or potential liability and none of them are responsible (or potentially responsible) for the cleanup or other remediation of any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on or beneath any such property. Section 2.13.2 of the Disclosure Schedule lists each property presently owned, leased or operated by Landmark or any of its subsidiaries which, to the knowledge of Landmark, contains any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on or beneath any such property or which otherwise violates or may violate any Environmental Laws.

     2.14. Compliance with Law. Landmark and its subsidiaries have all licenses, franchises, permits and other governmental authorizations that are legally required to enable them to conduct their respective businesses and are in compliance with all applicable laws and regulations.

     2.15. Brokerage. There are no existing claims or agreements for brokerage commissions, finders' fees, or similar compensation in connection with the transactions contemplated by this Agreement payable by Landmark or its subsidiaries, other than agreements with R.P. Financial, L.C., which copies of such agreements are attached as exhibits to the Disclosure Schedule.

     2.16. Trust Administration. During the applicable statute of limitations period, (i) the Subsidiary Bank has properly administered all Individual Retirement Accounts for which it acts as a trustee or custodian, in accordance with the terms of the governing documents and applicable law, and (ii) neither the Subsidiary Bank nor any director, officer or employee of the Subsidiary Bank has committed any breach of trust with respect to any such account.

     2.17. Material Contracts and Agreements. Neither Landmark nor any of its subsidiaries is a party to, or is bound by, any material contract (as defined in Item 601(b)(10) of Regulation S-K of the S.E.C.) (other than loans or loan commitments and funding transactions in the ordinary course of business of Landmark's subsidiaries) that has not been filed or incorporated by reference in periodic reports filed by Landmark with the S.E.C. under the Exchange Act and listed in Section 2.17 of the Disclosure Schedule. Section 2.17 of the Disclosure Schedule also lists (i) each agreement restricting the nature or geographic scope of any line of business or activity of Landmark or its subsidiaries, (ii) each agreement, indenture or other instrument relating to the borrowing of money by Landmark or any of its subsidiaries or the guarantee by Landmark or any of its subsidiaries of any such obligation, other than instruments relating to transactions entered into in the ordinary course of business, and (iii) each agreement, indenture or other instrument which has been filed or incorporated by reference in the periodic reports referred to above. Copies of each of the contracts and agreements listed in Section 2.17 of the Disclosure Schedule have been previously furnished to TrustCo by Landmark.

     2.18. No Undisclosed Liabilities. Landmark and its subsidiaries do not have any liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for Taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit or proceeding, hearing, charge, complaint, claim or demand against Landmark or its subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the Landmark Financial Statements, and (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of Landmark and its subsidiaries since the date of the December 31 balance sheet included in the Landmark Financial Statements.

     2.19. Statements True and Correct. None of the information supplied or to be supplied by Landmark or its subsidiaries for inclusion in (i) the Proxy Statement (as defined in Section 4.3 hereof), and (ii) any other documents to be filed with the S.E.C., Nasdaq or any other Regulatory Agency in connection with the transactions contemplated by this Agreement shall, at the respective times such documents are filed, and, with respect to the Proxy Statement, when first mailed to the shareholders of Landmark and at the time of its Shareholders' Meeting, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading. All documents that Landmark shall be responsible for filing with the S.E.C., Nasdaq or any other Regulatory Agency in connection with the transactions contemplated by this Agreement shall comply as to form in all material respects with the provisions of applicable law and the applicable rules and regulations thereunder.

     2.20. State Takeover Laws. The transactions contemplated by this Agreement are not subject to any applicable state takeover law.

     2.21. Fair Lending; Community Reinvestment Act. With the exception of routine investigation of consumer complaints, neither Landmark nor any of its subsidiaries has been advised by any Regulatory Agency that it is or may be in violation of the Equal Credit Opportunity Act or the Fair Housing Act or any similar federal or state statute. Each of Landmark's depository institution subsidiaries received a Community Reinvestment Act ("CRA") rating of "Outstanding" or "Satisfactory" in its most recent CRA examination.

     2.22. Loan Portfolio. (i) All loans and discounts shown on the Landmark Financial Statements or which were entered into after the date of the most recent balance sheet included in the Landmark Financial Statements were and shall be made for good, valuable and adequate consideration in the ordinary course of the business of Landmark and its subsidiaries, in accordance with sound banking practices, and are not subject to any known defenses, set-offs or counter-claims, including without limitation any such as are afforded by usury or truth in lending laws, except as may be provided by bankruptcy, and solvency or similar laws or by general principles of equity, (ii) the notes or other evidence of indebtedness evidencing such loans in all forms of pledges, mortgages and other collateral documents and security agreement are and shall be in force, valid, true and genuine and what they purport to be, and (iii) Landmark and its subsidiaries have complied with and shall prior to the effective date comply with, all laws and regulations relating to such loans.

     2.23. Investment Portfolio. All investment securities held by Landmark or its subsidiaries, as reflected in the consolidated balance sheets of Landmark included in the Landmark financial statements, are carried in accordance with generally accepted accounting principles, specifically, including but not limited to, FAS 115.

     2.24.  Interest  Rate  Risk  Management  Instruments.  Section  2.24 of the
Disclosure Schedule describes all interest rate swaps, caps, floors, option agreements or other interest rate risk management arrangements or agreements, whether entered into for the account of Landmark or its subsidiaries or for the account of a customer of Landmark or one of its subsidiaries. All such arrangements and agreements disclosed in Section 2.24 of the Disclosure Schedule were entered into in the ordinary course of business and in accordance with prudent banking practice and applicable rules, regulations and policies and with counter parties believed to be financially responsible at the time and are legal, valid and binding obligations of Landmark or one of its subsidiaries in force in accordance with their terms (subject to the provisions of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors rights generally and equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion), and are in full force and effect. Landmark and each of its subsidiaries have duly performed all of their obligations thereunder to the extent that such obligations to perform have accrued; and, to Landmark's knowledge, there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder.

     2.25. Year 2000 Compliance. Landmark and the Subsidiary Bank are Year 2000 Compliant. The term "Year 2000 Compliant" as used herein, means that computer applications, imbedded microchips and other systems are able to perform Date Sensitive Functions prior to and after December 31, 1999. The term "Date Sensitive Functions" as used herein, includes all functions of computer applications, imbedded microchips, and other systems which involve the generation of random numbers based on dates, the implementation of another function as a consequence of a date, or the processing or generation of any other information in which dates are significant.

     2.26. Interim Events. Since September 30, 1999, neither Landmark nor its subsidiaries have paid or declared any dividend or made any other distribution to shareholders or taken any action which if taken after the date hereof would have required the prior written consent of TrustCo pursuant to Section 4.1.2 hereof.

3.  Representations and Warranties of Trustco and AcquisitionCo.

     Subject to Section 1.11 hereof, TrustCo and AcquisitionCo hereby make the following representations and warranties:

     3.1. Organization and Capital Stock. TrustCo is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the corporate power to own all of its property and assets, to incur all of its liabilities and to carry on its business as now being conducted. TrustCo is a bank holding company registered with the Federal Reserve Board under the B.H.C.A. AcquisitionCo is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own all of its property and assets, to incur all of its liabilities and to carry on its business as now being conducted.

     3.2. Authorization. The Board of Directors of TrustCo and the Board of Directors and shareholder of AcquisitionCo have, by all appropriate action, approved this Agreement and the Merger and authorized the execution hereof on its behalf by its duly authorized officers and the performance by TrustCo and AcquisitionCo of their respective obligations hereunder. Nothing in the Amended and Restated Certificate of Incorporation or Bylaws of TrustCo, the Certificate of Incorporation or Bylaws of AcquisitionCo or any other agreement, instrument, decree, proceeding, law or regulation (except as specifically referred to in or contemplated by this Agreement) by or to which TrustCo or any of its subsidiaries are bound or subject would prohibit or inhibit TrustCo or AcquisitionCo from entering into and consummating this Agreement and the Merger on the terms and conditions herein contained. This Agreement has been duly and validly executed and delivered by TrustCo and AcquisitionCo and constitutes a legal, valid and binding obligation of TrustCo and AcquisitionCo, enforceable against TrustCo and AcquisitionCo in accordance with its terms and, no other corporate acts or proceedings are required to be taken by TrustCo or AcquisitionCo to authorize the execution, delivery and performance of this Agreement. Except for the requisite approval of the Federal Reserve Board, no notice to, filing with, authorization by, or consent or approval of, any federal or state bank regulatory authority is necessary for the execution and delivery of this Agreement or consummation of the Merger by TrustCo and AcquisitionCo.

     3.3. Subsidiaries. Each of TrustCo's significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the S.E.C.) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power to own its respective properties and assets, to incur its respective liabilities and to carry on its respective business as now being conducted.

     3.4. Litigation. There is no litigation, claim or other proceeding pending or, to the knowledge of TrustCo, threatened, against TrustCo or any of its subsidiaries, or of which the property of TrustCo or any of its subsidiaries is or would be subject, and there is no injunction, order, judgment, decree or regulatory restriction imposed upon TrustCo, or any of its subsidiaries or the assets of TrustCo or any of its subsidiaries, which would have a Material Adverse Effect on TrustCo.

     3.5. Statements True and Correct. None of the information supplied or to be supplied by TrustCo for inclusion in (i) the Proxy Statement, and (ii) any other documents to be filed with the S.E.C., Nasdaq, or any other Regulatory Agency in connection with the transactions contemplated by this Agreement shall, at the respective times such documents are filed, and, with respect to the Proxy Statement, when first mailed to the shareholders of Landmark at the time of the Landmark Shareholders' Meeting, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading. All documents that TrustCo shall be responsible for filing with the S.E.C., Nasdaq or any other Regulatory Agency in connection with the transactions contemplated by this Agreement shall comply as to form in all material respects with the provisions of applicable law and the applicable rules and regulations thereunder.

     3.6. Funds Available. TrustCo has, and at the Effective Time shall have, sufficient funds to pay the Merger Consideration and satisfy its other obligations under the Agreement.

4.  Agreements of Landmark.

     4.1. Business in Ordinary Course.

          4.1.1. Landmark shall not declare or pay any dividend or make any other distribution to shareholders, whether in cash, stock or other property, after the date hereof, except with the prior written consent of TrustCo.4.1.2. Landmark shall, and shall cause each of its subsidiaries to,
     (1) continue to carry on after the date hereof its respective business and the discharge or incurrence of obligations and liabilities, only in the usual, regular and ordinary course of business, as heretofore conducted,
     (2) use reasonable best efforts to maintain and preserve intact its respective business organization, employees and advantageous business relationships and retain the services of its officers and key employees, and (3) by way of amplification and not limitation, Landmark and each of its subsidiaries shall not, without the prior written consent of TrustCo (which shall not be unreasonably withheld):

               4.1.2.1. issue any Landmark Common, preferred stock or other capital stock or any options, warrants, or other rights to subscribe for or purchase Landmark Common or any other capital stock or any securities convertible into or exchangeable for any capital stock of Landmark or any of its subsidiaries (except for (i) the issuance of Landmark Common pursuant to the valid exercise of Landmark Stock Options which are outstanding on the date hereof, and (ii) the issuance of Landmark Common pursuant to the Landmark Option Agreement); or

               4.1.2.2. directly or indirectly redeem, purchase or otherwise acquire any Landmark Common or any other capital stock of Landmark or effect a reclassification, recapitalization, split-up, exchange of shares, readjustment or other similar change in or to any capital stock or otherwise reorganize or recapitalize Landmark; or

               4.1.2.3. directly or indirectly redeem, purchase or otherwise acquire any capital stock of subsidiaries of Landmark or effect a reclassification, recapitalization, split-up, exchange of shares, readjustment or other similar change in or to any capital stock or otherwise reorganize or recapitalize any subsidiary of Landmark (other than any of the foregoing all of the parties to which shall consist exclusively of Landmark and the wholly-owned subsidiaries of Landmark); or

               4.1.2.4. change its Certificate or Articles of Incorporation or Association, as the case may be, or Bylaws; or

               4.1.2.5. grant any increase, other than ordinary and normal increases consistent with past practices, in the compensation payable or to become payable to officers or salaried employees, grant any stock options or, except as required by law or as required by existing contractual obligations which shall have been described in Section
          2.11 of the Disclosure Schedule, adopt or make any material change in any bonus, insurance, pension, or other Landmark Employee Plan, agreement, payment or arrangement made to, for or with any of such officers or employees; or

               4.1.2.6. borrow or agree to borrow any amount of funds in excess of $500,000, or directly or indirectly guarantee or agree to guarantee any obligations of others, except letters of credit issued in the ordinary course of business pursuant to Section 4.1.2.7 and the renewal or refinancing of any existing advances from or other indebtedness owed to the Federal Home Loan Bank of New York; or

               4.1.2.7. make or commit to make any new loan or letter of credit or any new or additional discretionary advance under any existing line of credit in principal amounts in excess of $100,000 or that would increase the aggregate credit outstanding to any one borrower (or group of affiliated borrowers) to more than $250,000, other than as set forth in Section 4.1.2.7 of the Disclosure Schedule (excluding for this purpose any accrued interest or overdrafts), without the prior written consent of TrustCo, acting through its Senior Vice President and Chief Financial Officer or such other designee as TrustCo may give notice of to Landmark; or

               4.1.2.8. purchase or otherwise acquire any investment security for its own account, except in a manner and pursuant to policies consistent with past practice; or

               4.1.2.9. materially increase or decrease the rate of interest paid on time deposits, or on certificates of deposit, except in a manner and pursuant to policies consistent with past practices; or

               4.1.2.10. enter into any agreement, contract or commitment of a material nature out of the ordinary course of business having a term in excess of three (3) months or obligation in excess of $10,000; or expend or commit to expend more than $135,000 for legal fees and reasonable expenses of counsel not to exceed $5,000 in connection with the transaction contemplated herein; or

               4.1.2.11. except in the ordinary course of business, place on any of its assets or properties any mortgage, pledge, lien, charge, or other encumbrance of any kind; or

               4.1.2.12. except in the ordinary course of business, cancel or accelerate any material indebtedness owing to Landmark or its subsidiaries or any claims which Landmark or its subsidiaries may possess or waive any material rights with respect thereto; or

               4.1.2.13. sell or otherwise dispose of any real property or any amount of any tangible or intangible personal property other than in the ordinary course of business and other than properties acquired in foreclosure or otherwise in the ordinary collection of indebtedness to
          Landmark  and  its  subsidiaries;   or

               4.1.2.14. foreclose upon or otherwise take title to or possession or control of any real property without first obtaining a phase one environmental report thereon which indicates that the property is free of pollutants, contaminants or hazardous or toxic waste materials; provided, however, that Landmark and its subsidiaries shall not be required to obtain such a report with respect to single family, non-agricultural residential property of one acre or less to be foreclosed upon unless it has reason to believe that such property might contain any such waste materials or otherwise might be contaminated; or

               4.1.2.15. commit any act or fail to do any act which would cause a breach of any agreement, contract or commitment and which would have a Material Adverse Effect on Landmark; or

               4.1.2.16. purchase any real or personal property or make any other capital expenditure; or

               4.1.2.17. take any action which would adversely effect or delay the ability of either TrustCo or Landmark to obtain any necessary approvals of any Regulatory Agency or other governmental authority required for the transactions contemplated by this Agreement or to perform its covenants and agreements under this Agreement or the Landmark Option Agreement.

          4.1.3. Landmark and its subsidiaries shall not, without the prior written consent of TrustCo, engage in any transaction or take any action that would render untrue (under the standard of Section 1.11 hereof) any of the representations and warranties of Landmark contained in Article Two hereof, if such representations and warranties were given as of the date of such transaction or action.

          4.1.4. Landmark shall promptly notify TrustCo in writing of the occurrence of any matter or event known to and directly involving Landmark, other than any changes in conditions that affect the banking industry generally, that would have, either individually or in the aggregate, a Material Adverse Effect on Landmark.

          4.1.5. Landmark and its subsidiaries shall not, and shall not authorize or permit any of their respective officers, directors, employees or agents to, on or before the earlier of the Closing Date or the date of termination of this Agreement, directly or indirectly solicit, initiate or encourage or (subject to the fiduciary duties of its directors as advised by counsel) hold discussions or negotiations with or provide any information to any person in connection with any proposal from any person for the acquisition of all or any substantial portion of the business, assets, shares of Landmark Common or other securities of Landmark or its subsidiaries. Landmark shall promptly (which for this purpose shall mean within twenty-four (24) hours) advise TrustCo of its receipt of any such proposal or inquiry concerning any such proposal, the substance of such proposal or inquiry, and the identity of such person.

     4.2. Breaches. Landmark shall, in the event it has knowledge of the occurrence, or impending or threatened occurrence, of any event or condition which would cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known prior to the date hereof) of any of its representations or agreements contained or referred to herein, give prompt written notice thereof to TrustCo and use its best efforts to prevent or promptly remedy the same.

     4.3. Submission to Shareholders. Landmark shall cause to be duly called and held, on a date selected by Landmark in consultation with TrustCo, a special meeting of its shareholders (the "Landmark Shareholders' Meeting") for submission of this Agreement and the Merger for approval of such Landmark shareholders as required by the DGCL. In connection with the Landmark Shareholders' Meeting, (i) Landmark shall prepare and file a Proxy Statement (the "Proxy Statement") with the S.E.C. and Landmark shall mail it to its shareholders, (ii) TrustCo shall furnish Landmark all information concerning itself that Landmark may reasonably request in connection with such Proxy Statement, and

(iii) the Board of Directors of Landmark (subject to compliance with its fiduciary duties as advised by counsel) shall recommend to its shareholders the approval of this Agreement and the Merger contemplated by this Agreement and use its best efforts to obtain such shareholder approval. Landmark shall deliver drafts of the Proxy Statement to TrustCo for its review and comment.

     4.4. Consents to Contracts and Leases. Landmark shall use its best efforts to obtain all necessary consents with respect to all interests of Landmark and its subsidiaries in any material leases, licenses, contracts, instruments and rights which require the consent of another person for their transfer or assumption pursuant to the Merger, if any.

     4.5. Consummation of Agreement. Landmark shall use its best efforts to perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to effect the Merger and the other transactions contemplated hereby in accordance with the terms and provisions hereof and to effect the transition and integration of the business and operations of Landmark and its subsidiaries with the business and operations of TrustCo and its subsidiaries. Landmark shall furnish to TrustCo in a timely manner all information, data and documents in the possession of Landmark requested by TrustCo as may be required to obtain any necessary regulatory or other approvals of the Merger and shall otherwise cooperate fully with TrustCo to carry out the purpose and intent of this Agreement.

     4.6. Environmental Reports. Landmark shall provide to TrustCo, as soon as reasonably practical, but not later than forty-five (45) days after the date hereof, a report of a phase one environmental investigation on the real property identified on Section 2.13.2 of the Disclosure Schedule, if any, and within ten
(10) days after the acquisition or lease of any real property acquired or leased by Landmark or its subsidiaries after the date hereof (but excluding space in office or retail and similar establishments leased by Landmark or its subsidiaries for automatic teller machines or bank branch facilities or other office uses where the leased space comprises less than 20% of the total space leased to all tenants of such property), except as otherwise provided in Section
4.1.2.14 hereof. If required by the phase one investigation in TrustCo's reasonable opinion, Landmark shall provide to TrustCo, within sixty (60) days of the receipt by Landmark of the request of TrustCo therefor, a report of a phase two investigation on properties requiring such additional study. TrustCo shall have fifteen (15) business days from the receipt of any such phase two investigation report to notify Landmark of any dissatisfaction with the contents of such report. Should the cost of taking all remedial or other corrective actions and measures (i) required by applicable law or reasonably likely to be required by applicable law, or (ii) recommended or suggested by such report or reports or prudent in light of serious life, health or safety concerns, in the aggregate, exceed the sum of $100,000 as reasonably estimated by an environmental expert retained for such purpose by TrustCo and reasonably acceptable to Landmark, or if the cost of such actions and measures cannot be so reasonably estimated by such expert to be such amount or less with any reasonable degree of certainty, then TrustCo shall have the right pursuant to
Section 7.3 hereof, for a period of fifteen (15) business days following receipt of such estimate or indication that the cost of such actions and measures can not be so reasonably estimated, to terminate this Agreement, which shall be TrustCo's sole remedy in such event.

     4.7. Access to Information. Landmark shall permit TrustCo reasonable access in a manner which shall avoid undue disruption or interference with Landmark's normal operations to its properties and shall disclose and make available to TrustCo all books, documents, papers, records and computer systems documentation and files relating to its assets, stock ownership, properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' and shareholders' meetings, organizational documents, material contracts and agreements, loan files, filings with any regulatory authority, accountants' workpapers (if available and subject to the respective independent accountants' consent), litigation files (but only to the extent that such review would not result in a material waiver of the attorney-client or attorney work product privileges under the rules of evidence), Employee Benefit Plans, and any other business activities or prospects in which TrustCo may have a reasonable and legitimate interest in furtherance of the transactions contemplated by this Agreement. TrustCo shall hold any such information which is nonpublic in confidence in accordance with the provisions of Section 8.1 hereof.

     4.8. Subsidiary Bank Name Change. Upon the request of TrustCo, Landmark shall cause the Subsidiary Bank to execute such amendments to its charter to change its name to Trustco Savings Bank (or such substantially similar name as Trustco may determine) subject to the conditions of this Agreement with Trustco Bank, N.A. and take all other actions and cooperate with TrustCo and AcquisitionCo in causing such name change to be effective no earlier than the Effective Time.

     4.9. Plan of Merger. At the request of TrustCo, Landmark shall enter into a separate Certificate of Merger reflecting the terms hereof for purposes of any filing requirement of the DGCL.

5.  Agreements of Trustco and AcquisitionCo.

     5.1. Regulatory Approvals and Registration Statement; Other Agreements.

          5.1.1. TrustCo and AcquisitionCo shall file all regulatory applications required in order to consummate the Merger, including but not limited to the necessary applications for the prior approval of the Federal Reserve Board and any other federal and state regulatory authorities as applicable. TrustCo shall keep Landmark reasonably informed as to the status of such applications and make available to Landmark from time to time copies of such applications and any supplementally filed materials.

          5.1.2. Neither TrustCo nor AcquisitionCo shall (i) between the date hereof and the Effective Time, commit any act or fail to do any act which would cause a breach of any agreement, contract or commitment and which would have a Material Adverse Effect on TrustCo, (ii) without the prior written consent of Landmark, engage in any transaction or take any action that would render untrue (under the standard of Section 1.11 hereof) any of the representations and warranties of TrustCo and AcquisitionCo contained in Article Three hereof (except for any such representations and warranties made only as of a specified date), if such representations and warranties were given as of the date of such transaction or action. TrustCo and AcquisitionCo shall promptly notify Landmark in writing of the occurrence of any matter or event known to and directly involving TrustCo or AcquisitionCo, which would not include any changes in conditions that affect the banking industry generally, that would have, either individually or in the aggregate, a Material Adverse Effect on TrustCo.

     5.2. Breaches. TrustCo and AcquisitionCo shall, in the event either has knowledge of the occurrence, or impending or threatened occurrence, of any event or condition which would cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known prior to the date hereof) of any of their respective representations or agreements contained or referred to herein, give prompt written notice thereof to Landmark and use its best efforts to prevent or promptly remedy the same.

     5.3. Consummation of Agreement. TrustCo and AcquisitionCo shall use their respective best efforts to perform and fulfill all conditions and obligations on their respective parts to be performed or fulfilled under this Agreement and to effect the Merger in accordance with the terms and conditions of this Agreement.

     5.4. Directors' and Officers' Liability Insurance and Indemnification.

          5.4.1. For a period of three (3) years after the Effective Time, TrustCo shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by Landmark (provided that TrustCo may substitute therefor policies of comparable coverage with respect to claims arising from facts or events which occurred before the Effective Time); provided, however, that in no event shall TrustCo be obligated to expend, in order to maintain or provide insurance coverage pursuant to this Section 5.4.1, any amount per annum in excess of 150% of the amount of the annual premiums paid as of the date hereof by Landmark for such insurance (the "Maximum Amount"). If the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, TrustCo shall use all reasonable efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for an annual premium equal to the Maximum Amount. Notwithstanding the foregoing, prior to the Effective Time, TrustCo may request Landmark to, and Landmark shall, purchase insurance coverage, on such terms and conditions as shall be acceptable to TrustCo, extending for a period of three (3) years Landmark's directors' and officers' liability insurance coverage in effect as of the date hereof (covering past or future claims with respect to periods before the Effective Time) and such coverage shall satisfy TrustCo's obligations under this Section 5.4.1.

          5.4.2. For the applicable statute of limitations period, TrustCo shall indemnify, defend and hold harmless the present and former officers, directors, employees and agents of Landmark and its subsidiaries (each, an "Indemnified Party") against all losses, expenses, claims, damages or liabilities arising out of actions (not including, however, such intentional or willful acts of an Indemnified Party) or omissions occurring on or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement and the Landmark Option Agreement) to the full extent then permitted under the DGCL and by Landmark's Certificates of Incorporation as in effect on the date hereof (and, with respect to predecessors of Landmark, the applicable laws, articles of incorporation and bylaws pertaining thereto), including provisions relating to advances of expenses incurred in the defense of any action or suit.

     5.5. Employee Benefits.

          5.5.1. TrustCo shall, with respect to each employee of Landmark or its subsidiaries at the Effective Time who shall continue in employment with TrustCo or its subsidiaries (each a "Continued Employee"), provide the benefits described in this Section 5.5. Each Continued Employee shall be entitled, as a new employee of a subsidiary of TrustCo, to participate in such employee benefit plans, as defined in Section 3(3) of ERISA, or any non-qualified employee benefit plans or deferred compensation, stock option, bonus or incentive plans, or other employee benefit or fringe benefit programs that may be in effect generally for employees of all of TrustCo's subsidiaries (the "TrustCo Employee Plans"), if such Continued Employee shall otherwise be eligible or, if required, selected for participation therein under the terms thereof and otherwise shall not be participating in a similar plan maintained by Landmark after the Effective Time. Landmark employees shall be eligible to participate in TrustCo Employee Plans on the same basis as similarly situated employees of other TrustCo subsidiaries. All such participation shall be subject to such terms of such TrustCo Employee Plans as may be in effect from time to time. This
     Section 5.5 is not intended to give Continued Employees any rights or privileges superior to those of other employees of TrustCo's subsidiaries (except as provided in the following sentence with respect to credit for past service). TrustCo may terminate or modify all Landmark Employee Plans except insofar as benefits thereunder shall have vested at the Effective Time and cannot be modified and TrustCo's obligation under this Section 5.5 shall not be deemed or construed so as to provide duplication of similar benefits but, subject to that qualification, TrustCo shall, for purposes of vesting and any age or period of service requirements for commencement of participation with respect to any TrustCo Employee Plans in which Continued Employees may participate (but not for benefit accruals under any defined benefit plan), credit each Continued Employee with his or her term of service with Landmark and its subsidiaries and its and their predecessors.

          5.5.2. Notwithstanding anything to the contrary, TrustCo shall acknowledge and assume, upon consummation of the Merger, the obligations of Landmark under its severance agreements, supplemental retirement plans and arrangements, deferred compensation plans and arrangements, and related trusts including, without limitation, all of the same maintained or provided by any subsidiary of Landmark, as such obligations are described in Section 2.11.3 of the Disclosure Schedule.

          5.5.3. Trustco shall cause the Subsidiary Bank to enter into an employment agreement with Gordon E. Coleman to serve in the capacity of President and Chief Executive Officer of the Subsidiary Bank. The
     employment agreement will have a term of 3 years and provide for annual compensation of $125,000 per year and the use of a car.

     5.6. Advisory Board Composition. Immediately following the Effective Time, TrustCo shall cause the Subsidiary Bank to establish an advisory board of directors and shall offer not more than eight (8) of the directors of Landmark as of the Effective Time the opportunity to serve as advisory directors of the Subsidiary Bank for the three (3) year period following the Effective Time. The Chairman of the advisory board shall receive fees of $600/month of service; the vice chairman shall receive fees of $300/month of service; other members of the advisory board shall receive fees of $200/month of service.

     5.7. Access to Information. TrustCo shall permit Landmark reasonable access in a manner which shall avoid undue disruption or interference with TrustCo's normal operations to its properties and shall disclose and make available to Landmark all books, documents, papers and records relating to its assets, stock ownership, properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' and shareholders' meetings, organizational documents, material contracts and agreements, loan files, filings with any regulatory authority, accountants' workpapers (if available and subject to the respective independent accountants' consent), litigation files (but only to the extent that such review would not result in a material waiver of the attorney-client or attorney work product privileges under the rules of evidence), plans affecting employees, and any other business activities or prospects in which Landmark may have a reasonable and legitimate interest in furtherance of the transactions contemplated by this Agreement. Landmark shall hold any such information which is nonpublic in confidence in accordance with the provisions of Section 8.1 hereof.

6.  Conditions Precedent to Merger.

     6.1. Conditions to TrustCo's and AcquisitionCo's Obligations. The obligations of TrustCo and AcquisitionCo to effect the Merger shall be subject to the satisfaction (or waiver by TrustCo and AcquisitionCo) prior to or on the Closing Date of the following conditions:

          6.1.1. The representations and warranties made by Landmark in this Agreement shall be true and correct (subject to the standard in Section
     1.11 hereof) on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date (except for any such representations and warranties made only as of a specified date which shall be true and correct (subject to the standard in Section 1.11 hereof) as of such date); and

          6.1.2. Landmark shall have performed and complied in all material respects with all of its obligations and agreements required to be performed on or prior to the Closing Date under this Agreement; and

          6.1.3. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger shall be in effect, nor shall any proceeding by any Regulatory Agency or other person seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal; and

          6.1.4. All necessary regulatory approvals, consents, authorizations and other approvals, including the requisite approval of this Agreement and the Merger by the shareholders of Landmark, required by law for consummation of the Merger shall have been obtained and all waiting periods required by law shall have expired, and no regulatory approval shall have imposed any condition, requirement or restriction which the Board of Directors of TrustCo and AcquisitionCo reasonably determine in good faith would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement to TrustCo and its shareholders as to render inadvisable the consummation of the Merger (any such condition, requirement or restriction, a "Burdensome Condition"); and

          6.1.5. TrustCo and AcquisitionCo shall have received all documents required to be received from Landmark on or prior to the Closing Date, all in form and substance reasonably satisfactory to TrustCo and AcquisitionCo; and

          6.1.6.  Landmark's  Board of Directors  shall have passed a resolution
     (i) to terminate Landmark's employee stock ownership plan (the "Landmark ESOP") as of the close of business on the date immediately preceding the Closing Date (the "Termination Date"), (ii) to amend the Landmark ESOP to provide that no additional contributions will be made and no additional employees will become participants after the Termination Date, and (iii) to apply for a determination letter from the Internal Revenue Service with respect to the termination of the Landmark ESOP.

     6.2. Conditions to Landmark's Obligations. The obligations of Landmark to effect the Merger shall be subject to the satisfaction (or waiver by Landmark) prior to or on the Closing Date of the following conditions:

          6.2.1. The representations and warranties made by TrustCo and AcquisitionCo in this Agreement shall be true and correct (subject to the standard in Section 1.11 hereof) on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date (except for any such representations and warranties made only as of a specified date which shall be true and correct (subject to the standard in Section 1.11 hereof) as of such date); and

          6.2.2. TrustCo and AcquisitionCo shall have performed and complied in all material respects with all of their respective obligations and agreements hereunder required to be performed on or prior to the Closing Date under this Agreement; and

          6.2.3. No Injunction preventing the consummation of the Merger shall be in effect, nor shall any proceeding by any Regulatory Agency or any other person seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal; and

          6.2.4. All necessary regulatory approvals, consents, authorizations and other approvals, including the requisite approval of this Agreement and the Merger by the shareholders of

     Landmark and AcquisitionCo, required by law for consummation of the Merger shall have been obtained and all waiting periods required by law shall have expired; and

          6.2.5. Landmark shall have received all documents required to be received from TrustCo and AcquisitionCo on or prior to the Closing Date, all in form and substance reasonably satisfactory to Landmark; and

          6.2.6. Landmark's financial advisors shall not have withdrawn its opinion, to the effect that the terms of the Merger are fair to the shareholders of Landmark from a financial point of view, on or before the date of the Shareholder's Meeting.

7.    Termination or Abandonment.

     7.1. Mutual Agreement. This Agreement may be terminated by the mutual written agreement of TrustCo, AcquisitionCo and Landmark at any time prior to the Closing Date, regardless of whether approval of this Agreement and the Merger by the shareholders of Landmark and AcquisitionCo shall have been previously obtained.

     7.2. Breach of Agreements. In the event that there is a breach in any of the representations and warranties (subject to the standard in Section 1.11 hereof) or a material breach of any of the agreements of TrustCo, AcquisitionCo or Landmark, which breach is not cured within thirty (30) days after written notice to cure such breach is given to the breaching party by the non-breaching party, then the non-breaching party, regardless of whether Landmark shareholder approval of this Agreement and the Merger shall have been previously obtained, may terminate and cancel this Agreement by providing written notice of such action to the other party hereto.

     7.3. Environmental Reports. TrustCo may terminate this Agreement to the extent provided by Section 4.6 hereof and this Section 7.3 by giving timely written notice thereof to Landmark.

     7.4. Failure of Conditions. In the event any of the conditions to the obligations of either party are not satisfied or waived on or prior to the Closing Date, and if any applicable cure period provided in Section 7.2 hereof has lapsed, then such party may, regardless of whether approval of this Agreement and the Merger by the shareholders of Landmark and AcquisitionCo has been previously obtained, terminate and cancel this Agreement by delivery of written notice of such action to the other party on such date.

     7.5. Regulatory Approval Denial; Burdensome Condition. If any regulatory application filed pursuant to Section 5.1.1 hereof should be finally denied or disapproved by the respective regulatory authority, then this Agreement thereupon shall be deemed terminated and canceled; provided, however, that a request for additional information or undertaking by TrustCo, as a condition for approval, shall not be deemed to be a denial or disapproval so long as TrustCo diligently provides the requested information or undertaking. In the event that an application is denied pending an appeal, petition for review, or similar such act on the part of TrustCo (hereinafter referred to as the "appeal") then the application shall be deemed denied unless TrustCo prepares and timely files such appeal and continues the appellate process for purposes of obtaining the necessary approval. TrustCo may terminate this Agreement if its Board of Directors shall have reasonably determined in good faith that any of the requisite regulatory approvals imposes a Burdensome Condition, and TrustCo shall deliver written notice of such determination to Landmark not later than thirty
(30) days after receipt by TrustCo of notice of the imposition of such Burdensome Condition from the applicable Regulatory Agency (unless an appeal of such determination is being pursued by TrustCo, in which event the foregoing notice shall be given within thirty (30) days of the termination of any such appeal by TrustCo or the denial of such appeal by the appropriate Regulatory Agency).

     7.6. Shareholder Approval Denial; Withdrawal/Modification of Board Recommendation. If this Agreement and the relevant transactions contemplated by this Agreement, including the Merger, are not approved by the requisite vote of the shareholders of Landmark at the Landmark Shareholders' Meeting, then either party may terminate this Agreement. TrustCo may terminate this Agreement if Landmark's Board of Directors shall have failed to approve or recommend this Agreement or the Merger, or shall have withdrawn or modified in any manner adverse to TrustCo its approval or recommendation of this Agreement or the Merger, or shall have resolved or publicly announced an intention to do either of the foregoing.

     7.7. Regulatory Enforcement Matters. In the event that Landmark or any of its subsidiaries shall, after the date hereof, become a party or be subject to any new or amended written agreement, memorandum of understanding, cease and desist order, imposition of civil money penalties or other regulatory enforcement action or proceeding with a Regulatory Agency, which would have a Material Adverse Effect on Landmark, then TrustCo may terminate this Agreement.

     7.8. Fall-Apart Date. If the Closing Date does not occur on or prior to October 31, 2000, then this Agreement may be terminated by either party by giving written notice thereof to the other, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement.

8.  General.

     8.1. Confidential Information. The parties acknowledge the confidential and proprietary nature of the "Information" (as described below in this Section 8.1) which has heretofore been exchanged and which shall be received from each other hereunder and agree to hold and keep the same confidential. Such Information shall include any and all financial, technical, commercial, marketing, customer or other information concerning the business, operations and affairs of a party that may be provided to the other, irrespective of the form of the communications, by such party's employees or agents. Such Information shall not include information which is or becomes generally available to the public other than as a result of a disclosure by a party or its representatives in violation of this Agreement. The parties agree that the Information shall be used solely for the purposes contemplated by this Agreement and that such Information shall not be disclosed to any person other than employees and agents of a party who are directly involved in evaluating the transaction. The Information shall not be used in any way detrimental to a party, including use directly or indirectly in the conduct of the other party's business or any business or enterprise in which such party may have an interest, now or in the future, and whether or not now in competition with such other party.

     8.2. Publicity. TrustCo and Landmark shall cooperate with each other in the development and distribution of all news releases and other public disclosures concerning this Agreement and the Merger and shall not issue any news release or make any other public disclosure without the prior consent of the other party, unless it reasonably believes such is required by law upon the advice of counsel or is in response to published newspaper or other mass media reports regarding the transactions contemplated by this Agreement, in which such latter event the parties shall give reasonable notice, and to the extent practicable, consult with each other regarding such responsive public disclosure.

     8.3. Return of Documents. Upon termination of this Agreement without the Merger becoming effective, each party (i) shall deliver to the other originals and all copies of all Information made available to such party, (ii) shall not retain any copies, extracts or other reproductions in whole or in part of such Information, and (iii) shall destroy all memoranda, notes and other writings prepared by any party based on the Information.

     8.4. Notices. Any notice or other communication shall be in writing and shall be deemed to have been given or made on the date of delivery, in the case of hand delivery, or three (3) business days after deposit in the United States Registered Mail, postage prepaid, or upon receipt if transmitted by facsimile telecopy or any other means, addressed (in any case) as follows:

          8.4.1. if to TrustCo and AcquisitionCo:

                             TrustCo Bank Corp NY
                             320 State Street
                             Schenectady, New York 12305
                             Attention: Robert A. McCormick, President and Chief Executive Officer
                             Facsimile:  518/381-3668

                  with a copy to:

                             Lewis, Rice & Fingersh, L.C.
                             500 N. Broadway, Ste. 2000
                             St. Louis, Missouri  63102
                             Attention:  John K. Pruellage, Esq.
                             Facsimile:  314/444-7788

and

(a)      if to Landmark:

                             Landmark Financial Corp.
                             211 Erie Blvd.
                             Canajoharie, New York 13317
                             Attention: Gordon E. Coleman, President and Chief Executive Officer
                             Facsimile:  518/673-2081

                  with a copy to:

                             Luse, Lehman, Gorman, Pomerenk & Schick, P.C. 5335 Wisconsin Avenue, N.W.; Suite 400 Washington, D.C. 20015
                             Attention:  Alan Schick, Esq.
                             Facsimile:     202/362-2902

or to such other address as any party may from time to time designate by notice to the others.

     8.5. Liabilities and Expenses. Except as provided in the Landmark Option Agreement, in the event that this Agreement is terminated pursuant to the provisions of Article Seven hereof, no party hereto shall have any liability to any other party for costs, expenses, damages or otherwise; provided, however, that, notwithstanding the foregoing, in the event that this Agreement is terminated pursuant to Article Seven hereof on account of a willful breach of any of the representations and warranties set forth herein or any willful breach of any of the agreements set forth herein, then the non-breaching party shall be entitled to recover appropriate damages from the breaching party, including, without limitation, reimbursement to the non-breaching party of its costs, fees and expenses (including attorneys', accountants' and advisors' fees and expenses) incident to the negotiation, preparation, execution and performance of this Agreement and related documentation; provided, however, that nothing in this proviso shall be deemed to constitute liquidated damages for the willful breach by a party of the terms of this Agreement or otherwise limit the rights of the non-breaching party.

     8.6. Nonsurvival of Representations, Warranties and Agreements. Except for, and as provided in, this Section 8.6 and the Landmark Option Agreement, no representation, warranty or agreement contained herein shall survive the Effective Time or the earlier termination of this Agreement; provided, however, that no such representation, warranty or covenant shall be deemed to be terminated or extinguished so as to deprive TrustCo or Landmark (or any director, officer or controlling person thereof) of any defense in law or equity which otherwise would be available against the claims of any person, including, without limitation, any shareholder or former shareholder of either TrustCo or Landmark, the aforesaid representations, warranties and covenants being material inducements to the consummation by TrustCo and Landmark of the transactions contemplated herein. The agreements set forth in Section 5.4, Section 5.5, and
Section 5.6 hereof shall survive the Effective Time and the agreements set forth in Section 8.1, Section 8.2, Section 8.3, Section 8.5 and Section 8.16 hereof and this Section 8.6 shall survive the Effective Time or the earlier termination of this Agreement.

     8.7. Entire Agreement. This Agreement and the Landmark Option Agreement constitute the entire agreement between the parties and supersede and cancel any and all prior discussions, negotiations, undertakings, agreements in principle or other agreements between the parties relating to the subject matter hereof.

     8.8. Headings and Captions. The captions of Articles and Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

     8.9. Waiver, Amendment or Modification. The conditions of this Agreement which may be waived may only be waived by notice to the other party waiving such condition. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. This Agreement may be amended or modified by the parties hereto, at any time before or after shareholder approval of this Agreement; provided, however, that after any such approval no such amendment or modification shall alter the amount or change the form of the Merger
Consideration contemplated by this Agreement to be received by shareholders of Landmark. This Agreement not be amended or modified except by a written document duly executed by the parties hereto.

     8.10. Rules of Construction. Unless the context otherwise requires: (i) a term has the meaning assigned to it, (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles, (iii) "or" is not exclusive, (iv) words in the singular may include the plural and in the plural include the singular, and (v) "knowledge" of a party means the actual or constructive knowledge of any director or executive officer of such party or any of its subsidiaries.

     8.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall be deemed one and the same instrument. For purposes of executing this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document shall be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section 8.11.

     8.12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. There shall be no third party beneficiaries hereof.

     8.13. Severability. In the event that any provisions of this Agreement or any portion thereof shall be finally determined to be unlawful or unenforceable, such provision or portion thereof shall be deemed to be severed from this Agreement, and every other provision, and any portion of a provision, that is not invalidated by such determination, shall remain in full force and effect. To the extent that a provision is deemed unenforceable by virtue of its scope but may be made enforceable by limitation thereof, such provision shall be enforceable to the fullest extent permitted under the laws and public policies of the State whose laws are deemed to govern enforceability. It is declared to be the intention of the parties that they would have executed the remaining provisions without including any that may be declared unenforceable.

     8.14. Governing Law; Assignment. This Agreement shall be governed by the laws of the State of New York, except to the extent that the DGCL must govern the Merger procedures, and applicable federal laws and regulations. This Agreement may not be assigned by either of the parties hereto.

     8.15. Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction and such right shall be in addition to any other remedy to which they shall be entitled at law or in equity.

     8.16. Legal Fees, Costs. Except as otherwise provided herein, all legal and other costs and expenses incurred by Landmark in connection with this Agreement and the transactions contemplated hereby are to be paid by Landmark, and all legal and other costs and expenses incurred by TrustCo in connection with this Agreement and the transactions contemplated hereby are to be paid by TrustCo. Notwithstanding the foregoing, however, TrustCo shall reimburse Landmark for the reasonable fees and expenses of its financial advisor in connection with the fairness opinion to be obtained from such advisor up to a maximum amount of $20,000.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              LANDMARK FINANCIAL CORP.


                              By
                                   --------------------------------------
                                   Gordon E. Coleman
                                   President and Chief Executive Officer


                              TRUSTCO BANK CORP NY


                              By
                                   --------------------------------------
                                   Robert A. McCormick
                                   President and Chief Executive Officer


                              LANDMARK ACQUISITION CO.


                              By
                                   --------------------------------------
                                   Robert A. McCormick
                                   President

                       APPENDIX B - STOCK OPTION AGREEMENT

                                  EXHIBIT 1.01

                             STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT (this "Agreement"), is made as of the 21st day of February, 2000, between TRUSTCO BANK CORP NY, a New York corporation ("Grantee"), and LANDMARK FINANCIAL CORP., a Delaware corporation ("Issuer").

                                    RECITALS
                                    --------

     A. Grantee, Landmark Acquisition Co. and Issuer are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Plan"), which is being executed by the parties hereto simultaneously with the execution of this Agreement.

     B. As a condition and inducement to Grantee's entering into the Plan and in consideration therefor, Issuer has agreed to grant Grantee the Option (as defined below).

     C. In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Plan, the parties hereto agree as follows:

Section 1 .  Grant of Option.

     (a) Issuer hereby grants to Grantee an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 19.9% fully paid and nonassessable shares of Common Stock, par value $0.10 per share (the "Common Stock"), of Issuer at a price per share equal to $14 per share (the "Initial Price"); provided, however, that in the event Issuer issues or agrees to issue (other than pursuant to options and warrants to issue Common Stock or shares of convertible stock convertible into shares of Common Stock in effect or outstanding as of the date hereof) any shares of Common Stock at a price less than the Initial Price (as adjusted pursuant to Section 5(b) hereof), such price shall be equal to such lesser price (such price, as adjusted as hereinafter provided, the "Option Price"). The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

     (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement and the Plan and other than pursuant to an event described in Section 5(a) hereof), the number of shares of Common Stock subject to the Option shall be increased so that, after such issuance, such number together with any shares of Common Stock previously issued pursuant hereto, represents the same proportion of the number of shares of Common Stock then issued and outstanding as such proportion before the event referred to above (without giving effect to any shares subject or issued pursuant to the Option). Nothing contained in this Section 1(b) or elsewhere in this Agreement shall be deemed to authorize Issuer to issue shares in breach of any provision of the Plan.

Section 2  .  Exercise of Option.

     (a) Timing of Exercise, Termination. Grantee may exercise the Option, in whole or part, at any time and from time to time following the occurrence of a Purchase Event (as defined below); provided that the Option shall terminate and be of no further force and effect upon the earliest to occur of (i) the time immediately prior to the Effective Time, (ii) 12 months after the first occurrence of a Purchase Event, (iii) 18 months after the termination of the Plan following the occurrence of a Preliminary Purchase Event (as defined below), (iv) termination of the Plan in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event (other than a termination of the Plan by Grantee pursuant to Section 7.2 thereof due to a willful breach by Issuer of any representation, warranty or agreement contained therein or by Grantee and Issuer pursuant to Section 7.1 thereof if Grantee shall at that time have been entitled to terminate the Plan pursuant to
Section 7.2 thereof due to a willful breach by Issuer of any representation, warranty or agreement contained therein) or (v) 18 months after the termination of the Plan by Grantee pursuant to Section 7.2 thereof due to a willful breach by Issuer of any representation, warranty or agreement contained therein or by Grantee and Issuer pursuant to Section 7.1 thereof if Grantee shall at that time have been entitled to terminate the Plan pursuant to Section 7.2 thereof due to a willful breach by Issuer of any representation, warranty or agreement contained therein. The events described in clauses (i) - (v) in the preceding sentence are hereinafter collectively referred to as an "Exercise Termination Event."

     (b) Preliminary Purchase Event. The term "Preliminary Purchase Event" shall mean any of the following events or transactions occurring after the date hereof:

          (i) Issuer or any of its subsidiaries (each, an "Issuer Subsidiary"), without having received Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as defined below) with any Person (the term "Person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than Grantee or any of its subsidiaries (each a "Grantee Subsidiary") or the Board of Directors of Issuer shall have recommended that the shareholders of Issuer approve or accept any Acquisition Transaction with any Person other than Grantee or any Grantee Subsidiary. For purposes of this Agreement, "Acquisition Transaction" shall mean (x) a merger or consolidation, or any similar transaction, involving Issuer or any Issuer Subsidiary that is a significant subsidiary as defined in Rule 1-02 of Regulation S-X by the Securities and Exchange Commission (and the term "significant subsidiary" shall include, wherever used in this Agreement, any bank or other financial institution subsidiary of Issuer), (y) a purchase, lease or other acquisition of all or substantially all of the assets of or assumption of all or substantially all the deposits of Issuer or any Issuer Subsidiary that is a significant subsidiary, or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of Issuer or any Issuer Subsidiary that is a significant subsidiary, provided that the term "Acquisition Transaction" does not include any internal merger or consolidation, transfer or lease of assets or voting securities involving only Issuer and/or Issuer Subsidiaries;

          (ii) Any Person (other than Grantee or any Grantee Subsidiary, or any Issuer Subsidiary acting in a fiduciary capacity in the ordinary course of business) shall have acquired Beneficial Ownership (the term "Beneficial Ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act and the rules and regulation thereunder) or the right to acquire Beneficial Ownership, of shares of Common Stock such that, upon the consummation of such acquisition, such Person would have Beneficial Ownership, in the aggregate, of 15% or more of the then outstanding shares of Common Stock;

          (iii) Any Person other than Grantee or any Grantee Subsidiary shall have made a bona fide proposal to Issuer or its shareholders, by public announcement or written communication that is or becomes the subject of public disclosure, to engage in an Acquisition Transaction (including, without limitation, any situation in which any Person other than Grantee or any Grantee Subsidiary shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act) or shall have filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to, a tender offer or exchange offer to purchase any shares of

     Common Stock such that, upon consummation of such offer, such Person would own or control 15% or more of the then outstanding shares of Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer", respectively));

          (iv) After a proposal is made by a third party to Issuer or its shareholders to engage in an Acquisition Transaction, or such third party states its intention to make such a proposal if the Plan terminates and/or the Option expires, Issuer shall have willfully breached any covenant or obligation contained in the Plan and such willful breach would entitle Grantee to terminate the Plan (without regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Merger pursuant to the terms of the Plan);

          (v) The holders of Common Stock shall not have approved the Plan by the requisite vote at the meeting of such stockholders held for the purpose of voting on the Plan, or such meeting shall not have been held or shall have been canceled prior to termination of the Plan, in each case after it shall have been publicly announced that any Person (other than Grantee or any Grantee Subsidiary) shall have (A) made, or disclosed an intention to make, a proposal to engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer, or (C) filed an application (or given a notice) with, whether in draft or final form, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") or any other governmental authority or regulatory or administrative agency or commission (each, a "Governmental Authority"), for approval to engage in an Acquisition Transaction;

          (vi) Any Person (other than Grantee or any Grantee Subsidiary), other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with the Federal Reserve Board or other Governmental Authority for approval to engage in an Acquisition Transaction; or

          (vii) Issuer's Board of Directors shall have withdrawn or modified (or publicly announced its intention to withdraw or modify) in any manner adverse in any respect to Grantee its recommendation that the stockholders of Issuer approve the transactions contemplated by the Plan, or Issuer or any significant Issuer Subsidiary shall have authorized, recommended, proposed (or publicly announced its intention to authorize, recommend or propose) an agreement to engage in an Acquisition Transaction between the Issuer or any significant Issuer Subsidiary with any person other than Grantee or a Grantee Subsidiary.

     (c) Purchase Event. The term "Purchase Event" shall mean either of the following events or transactions occurring after the date hereof:

          (i) The acquisition by any Person (other than Grantee or any Grantee Subsidiary or any Issuer Subsidiary acting in a fiduciary capacity in the ordinary course of business (provided that the foregoing exception shall not apply to any Person for whom or which such Issuer Subsidiary is acting in such fiduciary capacity)) of Beneficial Ownership of shares of Common Stock, such that, upon the consummation of such acquisition, such Person would have Beneficial Ownership, in the aggregate, of 20% or more of the then outstanding shares of Common Stock; or

          (ii) The  occurrence  of a  Preliminary  Purchase  Event  described in
     Section 2(b)(i) hereof except that the percentage referred to in clause (z) shall be 20%.

     (d) Notice by Issuer. Issuer shall notify Grantee promptly in writing of the occurrence of any Preliminary Purchase Event or Purchase Event; provided, however, that the giving of such notice by Issuer shall not be a condition to the right of Grantee to exercise the Option.

     (e) Notice of Exercise. In the event that Grantee is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the "Option Notice" and the date of which being hereinafter referred to as the "Notice Date") specifying (i) the total number of shares of Common Stock it will purchase pursuant to such exercise, (ii) the aggregate purchase price as provided herein, and (iii) a period of time (that shall not be less than three business days nor more than thirty business days) running from the Notice Date (the "Closing Date") and a place at which the closing of such purchase shall take place; provided, that, if prior notification to or approval of the Federal Reserve Board or any other Governmental Authority is required in connection with such purchase (each, a "Notification" or an "Approval," as the case may be), (a) Grantee shall promptly file, or cause to be filed, the required notice or application for approval ("Notice/Application"), (b) Grantee shall expeditiously process, or cause to be expeditiously processed, the Notice/Application, and (c) for the purpose of determining the Closing Date pursuant to clause (iii) of this sentence, the period of time that otherwise would run from the Notice Date shall instead run from the later of (x) in connection with any Notification, the date on which any required notification periods have expired or been terminated, and
(y) in connection with any Approval, the date on which such approval has been obtained and any requisite waiting period or periods shall have expired. For purposes of Section 2(a) hereof, any exercise of the Option shall be deemed to occur on the Notice Date relating thereto. On or prior to the Closing Date, Grantee shall have the right to revoke its exercise of the Option in the event that the transaction constituting a Purchase Event that gives rise to such right to exercise shall not have been consummated.

     (f) Payments. At the closing referred to in Section 2(e) hereof, Grantee shall pay to Issuer the aggregate Option Price for the shares of Common Stock specified in the Option Notice in immediately available funds by wire transfer to a bank account designated by Issuer; provided, however, that failure or refusal of Issuer to designate such a bank account shall not preclude Grantee from exercising the Option.

     (g) Delivery of Common Stock. At such closing, subject to any requisite Notification and/or Approval having been made or given and being in full force and effect, and only following payment as set forth in Section 2(e) hereof, Issuer shall deliver to Grantee a certificate or certificates representing the number of shares of Common Stock specified in the Option Notice and, if the Option should be exercised in part only, a new Option evidencing the rights of Grantee thereof to purchase the balance of the shares of Common Stock purchasable hereunder.

     (h) Common Stock Certificates. Certificates for Common Stock delivered at a closing hereunder shall be endorsed with a restrictive legend substantially as follows:

         The transfer of the shares represented by this certificate is subject to resale restrictions arising under the Securities Act of 1933, as amended, and to certain provisions of an agreement between TrustCo Bank Corp NY and Landmark Financial Corp. ("Issuer") dated as of the ____ day of February, 2000. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor.

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if Grantee shall have delivered to Issuer a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this

Agreement  in the above  legend  shall be  removed  by  delivery  of  substitute
certificate(s)   without  such  reference  if  the  shares  have  been  sold  or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

     (i) Holder of Record. Upon the giving by Grantee to Issuer of an Option Notice and the tender of the applicable purchase price in immediately available funds on the Closing Date, subject to any requisite Notification and/or Approval having been made or given and being in full force and effect, Grantee shall be deemed to be the holder of record of the number of shares of Common Stock specified in the Option Notice, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then actually be delivered to Grantee. Issuer shall pay all expenses and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of Grantee.

Section 3  .  Issuer's Covenants.

     (a) Available Shares. Issuer agrees that it shall at all times until the termination of this Agreement have reserved for issuance upon the exercise of the Option that number of authorized and reserved shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, all of which shares shall, upon issuance pursuant hereto, be duly authorized, validly issued, fully paid, nonassessable, and delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

     (b) Compliance. Issuer agrees that it shall not, by amendment of its articles of incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer.

     (c) Certain Actions, Applications and Arrangements. Issuer shall promptly take all action as may from time to time be required (including (i) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. ss. 18a and regulations promulgated thereunder, and (ii) in the event, under the Bank Holding Company Act of 1956, as amended (the "B.H.C. Act"), or the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to the Federal Reserve Board or to any other Governmental Authority is necessary before the Option may be exercised, cooperating with Grantee in preparing such applications or notices and providing such information to each such Governmental Authority as it may require) in order to permit Grantee to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto, and to protect the rights of Grantee against dilution.

     Section 4 . Exchange of Option. This Agreement and the Option granted hereby are exchangeable, without expense, at the option of Grantee, upon presentation and surrender of this Agreement at the principal office of Issuer, for other agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used in this Section 4 include any agreements and related options for which this Agreement and the Option granted hereby may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer shall execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

     Section 5 . Adjustments. The number of shares of Common Stock purchasable upon the exercise of the Option shall be subject to adjustment from time to time as follows:

     (a) In the event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type and number of shares of Common Stock purchasable upon exercise hereof shall be appropriately adjusted and proper provision shall be made so that, in the event that any additional shares of Common Stock are to be issued or otherwise to become outstanding as a result of any such change (other than pursuant to an exercise of the Option), the number of shares of Common Stock that remain subject to the Option shall be increased so that, after such issuance and together with shares of Common Stock previously issued pursuant to the exercise of the Option (as adjusted on account of any of the foregoing changes in the Common Stock), it represents the same proportion of the number of shares of Common Stock then issued and outstanding as such proportion before the applicable event described in this Section 5(a).

     (b) Whenever the number of shares of Common Stock purchasable upon exercise hereof is adjusted as provided in this Section 5, the Option Price shall be adjusted by multiplying the Option Price by a fraction, the numerator of which shall be equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which shall be equal to the number of shares of Common Stock purchasable after the adjustment.

     Section 6 . Registration Rights.

     (a) Upon the occurrence of a Purchase Event that occurs prior to an Exercise Termination Event, Issuer shall, at the request of Grantee (whether on its own behalf or on behalf of any subsequent holder of the Option (or part thereof) or any holder of the shares of Common Stock issued pursuant hereto), promptly prepare, file and keep current a registration statement under the Securities Act covering any shares issued and issuable pursuant to the Option and shall use its best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of any shares of Common Stock issued upon total or partial exercise of the Option (the "Option Shares") in accordance with any plan of disposition requested by Grantee. Issuer shall use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective. Grantee shall have the right to demand two such registrations at Issuer's expense. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of Option Shares as provided above, Issuer is in the process of registration with respect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering, the offering or inclusion of the Option Shares would interfere materially with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; provided, however, that after any such required reduction, the number of Option Shares to be included in such offering for the account of Grantee shall constitute at least 25% of the total number of shares of Common Stock held by Grantee and Issuer covered in such registration statement; provided further, however, that if such reduction occurs, then Issuer shall file a registration statement for the balance as promptly as practicable thereafter as to which no reduction shall thereafter occur. In addition, if Issuer proposes to register its Common Stock or any other securities on a form that would permit the registration of the Option Shares for public sale under the Securities Act (whether proposed to be offered for sale by Issuer or any other Person) it shall give prompt written notice to Grantee of its intention to do so, specifying the relevant terms of such proposal, including the proposed maximum offering price thereof. Upon the written notice of Grantee (whether on its own behalf or on behalf of any subsequent holder of the Option (or part thereof) or any holder of the shares of Common Stock issued pursuant hereto) delivered to Issuer within 20 business days after the giving of any such notice, which request shall specify the number of Option Shares desired to be disposed by Grantee, Issuer shall use its best efforts to effect, in connection with its proposed registration, the registration under the Securities Act of the Option Shares set forth in such request. Grantee shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. In connection with any such registration, Issuer and Grantee shall provide each other with representations, warranties, indemnities and other agreements customarily given in connection with such registrations. If requested by Grantee in connection with such registration, Issuer and Grantee shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating themselves in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements.

     (b) In the event that Grantee requests Issuer to file a registration statement following the failure to obtain any approval required to exercise the Option as described in Section 9 hereof, the closing of the sale or other disposition of the Common Stock or other securities pursuant to such registration statement shall occur substantially simultaneously with the exercise of the Option.

     (c) Except where applicable state law prohibits such payments, Issuer shall pay all expenses (including without limitation registration fees, qualification fees, blue sky fees and expenses (including the fees and expenses of counsel), legal expenses, including the reasonable fees and expenses of one counsel to the holders whose Option Shares are being registered, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions but including liability insurance if Issuer so desires or the underwriters so require, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to this Section 6 (including the related offerings and sales by holders of Option Shares) and all other qualifications, notification or exemptions pursuant to this Section 6.

     (d) In connection with any registration under this Section 6, Issuer hereby indemnifies Grantee, and each officer, director and controlling person of Grantee, and each underwriter thereof, including each person, if any, who controls such holder or underwriter within the meaning of Section 15 of the Securities Act, against all expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement contained in any registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expenses, losses, claims, damages or liabilities of such indemnified party are caused by any untrue statement or alleged untrue statement that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon and in conformity with, information furnished in writing to Issuer by such indemnified party expressly for use therein, and Issuer and each officer, director and controlling person of Issuer shall be indemnified by such Grantee, or by such underwriter, as the case may be, for all such expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement, that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon, and in conformity with, information furnished in writing to Issuer by such holder or such underwriter, as the case may be, expressly for such use.

     Promptly upon receipt by a party indemnified under this Section 6(d) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 6(d), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party under this
Section 6(d). In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party either agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the indemnified party has been advised by counsel that one or more legal defenses may be available to the indemnifying party that may be contrary to the interests of the indemnified party. No indemnifying party shall be liable for the fees and expenses of more than one separate counsel for all indemnified parties or for any settlement entered into without its consent, which consent may not be unreasonably withheld.

     If the indemnification provided for in this Section 6(d) is unavailable to a party otherwise entitled to be indemnified in respect of any expenses, losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such party otherwise entitled to be indemnified, shall contribute to the amount paid or payable by such party to be indemnified as a result of such expenses, losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of Issuer, Grantee and the underwriters in connection with the statements or omissions which resulted in such expenses, losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim; provided, however, that in no case shall Grantee be responsible, in the aggregate, for any amount in excess of the net offering proceeds attributable to its Option Shares included in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation by any Grantee to indemnify shall be several and not joint with other holders of Option Shares.

     Section 7 . Option Repurchase.

     (a) Upon the occurrence of a Purchase Event that occurs prior to an Exercise Termination Event, (i) at the request (the date of such request being the "Request Date") of Grantee, delivered within 30 days of the Purchase Event (or such later period as may be provided pursuant to Section 9 hereof), Issuer shall repurchase the Option from Grantee at a price (the "Option Repurchase Price") equal to the amount by which (A) the market/offer price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which the Option may then be exercised, and (ii) at the request (the date of such request being the "Request Date") of the owner of Option Shares from time to time (the "Owner"), delivered within 30 days of a Purchase Event (or such later period as may be provided pursuant to Section 9 hereof), Issuer shall repurchase such number of the Option Shares from the Owner as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to the market/offer price multiplied by the number of Option Shares so designated. The term "market/offer price" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made after the date hereof and on or prior to the Request Date, (ii) the price per share of Common Stock paid or to be paid by any third party pursuant to an agreement with Issuer (whether by way of a merger, consolidation or otherwise), (iii) the highest closing price for shares of Common Stock within the 90-day period ending on the Request Date as reported on The Nasdaq Stock Market's National Market (as reported in The Wall Street Journal or, if not reported therein, in another mutually agreed upon authoritative source), or (iv) in the event of a sale of all or substantially all of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally-recognized independent investment banking firm mutually selected by Grantee or the Owner, as the case may be, on the one hand, and Issuer, on the other hand, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally-recognized independent investment banking firm mutually selected by Grantee or Owner, as the case may be, on the one hand, and Issuer, on the other hand, whose determination shall be conclusive and binding on all parties.

     (b) Grantee or the Owner, as the case may be, may exercise its right to require Issuer to repurchase the Option and/or any Option Shares pursuant to this Section 7 by surrendering for such purpose to Issuer, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that Grantee or the Owner, as the case may be, elects to require Issuer to repurchase the Option and/or the Option Shares in accordance with the provisions of this Section 7. As immediately as practicable, and in any event within five business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto, Issuer shall deliver or cause to be delivered to Grantee the Option Repurchase Price or to the Owner the Option Share Repurchase Price or the portion thereof that Issuer is not then prohibited from so delivering under applicable law and regulation or as a consequence of administrative policy.

     (c) Issuer hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish any repurchase contemplated by this Section
7. Nonetheless, to the extent that Issuer is prohibited under applicable law or regulation, or as a consequence of administrative policy, from repurchasing the Option and/or the Option Shares in full, Issuer shall immediately so notify Grantee and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to Grantee and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five business days after the date on which Issuer is no longer so prohibited; provided, however, that if Issuer at any time after delivery of a notice of repurchase pursuant to Section 7(b) is prohibited under applicable law or regulation, or as a consequence of administrative policy, from delivering to Grantee and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full Grantee or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or in part whereupon, in the case of a revocation in part, Issuer shall promptly (i) deliver to Grantee and/or the Owner, as appropriate, that portion of the Option Purchase Price or the Option Share Repurchase Price that Issuer is not prohibited from delivering after taking into account any such revocation, and (ii) deliver, as appropriate, either (A) to Grantee, a new Agreement evidencing the right of Grantee to purchase that number of shares of Common Stock equal to the number of shares of Common Stock purchasable immediately prior to the delivery of the notice of repurchase less the number of shares of Common Stock covered by the portion of the Option repurchased, or (B) to the Owner, a certificate for the number of Option Shares covered by the revocation.

     (d) Issuer shall not enter into any agreement with any party (other than Grantee or a Grantee Subsidiary) for an Acquisition Transaction unless the other party thereto assumes all the obligations of Issuer pursuant to this Section 7 in the event that a Grantee or Owner elects, in its sole discretion, to require such other party to perform such obligations.

     Section 8 . Substitute Option.

     (a) Grant of Substitute Option. In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate or merge with any Person, other than Grantee or a Grantee Subsidiary, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any Person, other than Grantee or a Grantee Subsidiary, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its or any significant Issuer Subsidiary's assets to any Person, other than Grantee or a Grantee Subsidiary, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either (x) the Acquiring Corporation (as defined below), or (y) any Person that controls the Acquiring Corporation (the Acquiring Corporation and any such controlling Person being hereinafter referred to as the "Substitute Option Issuer").

     (b) Exercise of Substitute Option. The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock (as is hereinafter defined) as is equal to the market/offer price (as defined in
Section 7 hereof), multiplied by the number of shares of the Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as is hereinafter defined). The exercise price of the Substitute Option per share of the Substitute Common Stock (the "Substitute Purchase Price") shall then be equal to the product of the Option Price multiplied by a fraction in which the numerator is the number of shares of Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares for which the Substitute Option is exercisable.

     (c) Terms of Substitute Option. The Substitute Option shall otherwise have the same terms as the Option, provided, however, that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Grantee.

     (d) Substitute Option Definitions. The following terms have the meanings indicated:

          (i) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving Person, and (iii) the transferee of all or any substantial part of Issuer's assets (or the assets of any significant Issuer Subsidiary);

          (ii) "Substitute Common Stock" shall mean the common stock issued by the Substitute Option Issuer upon exercise of the Substitute Option; and

          (iii) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale; provided, however, that if such closing price is not ascertainable due to an absence of a public market for the Substitute Common Stock, "Average Price" shall mean the higher of (i) the price per share of Substitute Common Stock paid or to be paid by any third party pursuant to an agreement with the issuer of the Substitute Common Stock and (ii) the book value per share, calculated in accordance with generally accepted accounting principles, of the Substitute Common Stock immediately prior to exercise of the Substitute Option; provided, further, that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the Person merging into Issuer or by any company which controls or is controlled by such merging Person, as Grantee may elect.

     (e) Cap on Substitute Option. In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than that proportion of the outstanding Substitute Common Stock equal to the proportion of the outstanding Common Stock of Issuer which Grantee had the right to acquire immediately prior to the issuance of the Substitute Option. In the event that the Substitute Option would be exercisable for more than the proportion of the outstanding Substitute Common Stock referred to in the immediately preceding paragraph but for this clause (e), the Substitute Option Issuer shall make a cash payment to Grantee equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (e) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (e). This difference in value shall be determined by a nationally recognized investment banking firm mutually selected by Grantee, on the one hand, and Issuer, on the other hand.

     Section 9 . Extension of Exercise Right. Notwithstanding Section 2, Section 6, Section 7 and Section 11 hereof, if Grantee has given the notice referred to in one or more of such Sections, the exercise of the rights specified in any such Section shall be extended (a) if the exercise of such rights requires obtaining regulatory approvals (including any required waiting periods) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and (b) to the extent necessary to avoid liability under Section 16(b) of the Exchange Act by reason of such exercise; provided, however, that in no event shall any closing date occur more than 6 months after the related Notice Date, and, if the closing date shall not have occurred within such period due to the failure to obtain any required approval by the Federal Reserve Board or any other Governmental Authority despite the best efforts of Issuer or the Substitute Option Issuer, as the case may be, to obtain such approvals, the exercise of the Option shall be deemed to have been rescinded as of the related Notice Date. In the event (a) Grantee receives official notice that an approval of the Federal Reserve Board or any other Governmental Authority required for the purchase and sale of the Option Shares shall not be issued or granted, or
(b) a closing date has not occurred within 6 months after the related Notice Date due to the failure to obtain any such required approval, Grantee shall be entitled to exercise the Option in connection with the resale of the Option Shares pursuant to a registration statement as provided in Section 6.

     Section 10 . Issuer's Representations and Warranties. Issuer hereby represents and warrants to Grantee as follows:

     (a) Corporate Authority. Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly executed and delivered by Issuer.

     (b) Availability of Shares. Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms shall have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, shall be duly authorized, validly issued, fully paid, non-assessable, and shall be delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

     (c) No Violations. The execution, delivery and performance of this Agreement does not or shall not, and the consummation by Issuer of any of the transactions contemplated hereby shall not, constitute or result in (A) a breach or violation of, or a default under, its articles of incorporation or by-laws, or the comparable governing instruments of any of the Issuer Subsidiaries, or
(B) a breach or violation of, or a default under, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation of it or any of the Issuer Subsidiaries (with or without the giving of notice, the lapse of time or both) or under any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which it or any of the Issuer Subsidiaries is subject, that would, in any case give any other person the ability to prevent or enjoin Issuer's performance under this Agreement in any material respect.

     Section 11 . Assignment. Neither of the parties hereto may assign any of its rights or delegate any of its obligations under this Agreement or the Option created hereunder to any other Person without the express written consent of the other party, except that Grantee may assign this Agreement to a wholly owned subsidiary of Grantee and Grantee may assign its rights hereunder in whole or in part after the occurrence of a Preliminary Purchase Event; provided, however, that until the date at which the Federal Reserve Board has approved an application by Grantee under the B.H.C. Act to acquire the shares of Common Stock subject to the Option, other than to a wholly owned subsidiary of Grantee, Grantee may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2% of the voting shares of Issuer,
(iii) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on Grantee's behalf, or (iv) any other manner approved by the Federal Reserve Board. The term "Grantee," as used in this Agreement, shall also be deemed to refer to Grantee's permitted assigns. Any attempted assignment prohibited by this Section 11 is void and without effect.

     Section 12 . Filings and Consents. Each of Grantee and Issuer shall use its reasonable efforts to make all filings with, and to obtain consents of, all third parties and Governmental Authorities necessary to the consummation of the transactions contemplated by this Agreement, including, without limitation, making application if necessary, for listing of the shares of Common Stock issuable hereunder on any exchange or quotation system and applying to the Federal Reserve Board under the B.H.C. Act and to state banking authorities for approval to acquire the shares issuable hereunder.

     Section 13 . Remedies. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties shall hereto be enforceable by either party hereto through injunctive or other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

     Section 14 . Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.

     Section 15 . Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in Person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Plan.

     Section 16 . Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement and shall be effective at the time of execution.

     Section 17 . Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

     Section 18 . Entire Agreement. Except as otherwise expressly provided herein or in the Plan, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors except as assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     Section 19 . Definitions. Capitalized terms used in this Agreement and not defined herein but defined in the Plan shall have the meanings assigned thereto in the Plan.

     Section 20 . Effect on Plan. Nothing contained in this Agreement shall be deemed to authorize Issuer or Grantee to breach any provision of the Plan.

     Section 21 . Selections. In the event that any selection or determination is to be made by Grantee hereunder and at the time of such selection or determination there is more than one Grantee, such selection shall be made by a majority in interest of such Grantees.

     Section 22 . Further Assurances. In the event of any exercise of the option by Grantee, Issuer and such Grantee shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

     Section 23 . Voting. Except to the extent Grantee exercises the Option, Grantee shall have no rights to vote or receive dividends or have any other rights as a shareholder with respect to shares of Common Stock covered hereby.

     Section 24 . Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN  WITNESS  WHEREOF,  each of the  parties  has caused  this Stock  Option
Agreement to be executed on its behalf by their officers thereunto duly authorized, all as of the date first above written.

                                     LANDMARK FINANCIAL CORP.


                                     By
                                          -------------------------------------
                                          Gordon E. Coleman
                                          President and Chief Executive Officer


                                     TRUSTCO BANK CORP NY


                                     By
                                          --------------------------------------
                                          Robert A. McCormick
                                          President and Chief Executive Officer

                     APPENDIX C - DISSENTER'S RIGHTS STATUTE

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of thefair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section,the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and"share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and thewords "depository receipt" mean a receipt or other instrument issued by adepository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class orseries of stock of a constituent corporation in a merger or consolidation to beeffected pursuant to Section 251 (other than a merger effected pursuant toSection 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title: (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title; (2) Notwithstanding paragraph
(1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except: (a) Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof; (b) Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders; (c) Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (a) and (b) of this paragraph; or (d) Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (a), (b) and (c) of this paragraph; (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c)  Any  corporation  may  provide  in its  certificate  of  incorporation thatappraisal rights under this section shall be available for the shares of anyclass or series of its stock as a result of an amendment to its certificate ofincorporation, any merger or consolidation in which the corporation is aconstituent corporation or the sale of all or substantially all of the assets ofthe corporation. If the certificate of incorporation contains such a provision,the procedures of this section, including those set forth in subsections (d) and(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows: (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each
stockholder  of  each  constituent   corporation  who  has  complied  with  this
subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or (2) If the merger or consolidation was approved pursuant to Section 228 or
Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger orconsolidation, the surviving or resulting corporation or any stockholder who hascomplied with subsections (a) and (d) hereof and who is otherwise entitled toappraisal rights, may file a petition in the Court of Chancery demanding adetermination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effectivedate of the merger or consolidation, any stockholder shall have the right towithdraw such stockholder's demand for appraisal and to accept the terms offeredupon the merger or consolidation. Within 120 days after the effective date ofthe merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of acopy thereof shall be made upon the surviving or resulting corporation, whichshall within 20 days after such service file in the office of the Register inChancery in which the petition was filed a duly verified list containing thenames and addresses of all stockholders who have demanded payment for theirshares and with whom agreements as to the value of their shares have not beenreached by the surviving or resulting corporation. If the petition shall befiled by the surviving or resulting corporation, the petition shall beaccompanied by such a duly verified list. The Register in Chancery, if soordered by the Court, shall give notice of the time and place fixed for thehearing of such petition by registered or certified mail to the surviving orresulting corporation and to the stockholders shown on the list at the addressestherein stated. Such notice shall also be given by 1 or more publications atleast 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine thestockholders who have complied with this section and who have become entitled toappraisal rights. The Court may require the stockholders who have demanded anappraisal for their shares and who hold stock represented by certificates tosubmit their certificates of stock to the Register in Chancery for notationthereon of the pendency of the appraisal proceedings; and if any stockholderfails to comply with such direction, the Court may dismiss the proceedings as tosuch stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Courtshall appraise the shares, determining their fair value exclusive of any elementof value arising from the accomplishment or expectation of the merger orconsolidation, together with a fair rate of interest, if any, to be paid uponthe amount determined to be the fair value. In determining such fair value, theCourt shall take into account all relevant factors. In determining the fair rateof interest, the Court may consider all relevant factors, including the rate ofinterest which the surviving or resulting corporation would have had to pay tomorrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d)of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within

60 days after the effective date of the merger or consolidation as provided in subsection (e)of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval maybe conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                     APPENDIX D - RP FINANCIAL FAIRNESS OPINION

                          [LETTERHEAD OF RP FINANCIAL]

                                                        __________________, 2000

Board of Directors
Landmark Financial Corp.
211 Erie Boulevard
Canajoharie, New York 13317

Members of the Board:

     You have requested RP Financial, LC. ("RP Financial") to provide you with its opinion as to the fairness from a financial point of view to the shareholders of Landmark Financial Corp., Canajoharie, New York ("Landmark"), the savings and loan holding company of Landmark Community Bank ("Landmark Community"), of the Agreement and Plan of Merger (the "Agreement') dated February 21, 2000, by and among Landmark, TrustCo Bank Corp NY ("TrustCo") and Landmark Acquisition Co. (a wholly-owned subsidiary of TrustCo), whereby at the Effective Time TrustCo will acquire for cash all of the shares of Landmark Common Stock ("Landmark Common") and Landmark will merge with and into TrustCo (the "Merger"). The Agreement, inclusive of exhibits, is incorporated herein by reference, unless otherwise defined, all capitalized terms incorporated herein have the meanings ascribed to them in the Agreement.

Summary Description of Merger Consideration
-------------------------------------------

     At the Effective Time, each outstanding share of Landmark Common issued and outstanding immediately prior to the Effective Time shall cease to exist and shall be converted into the right to receive $214.00 in cash (the "Merger Consideration'). All shares of Landmark Common which are held in the treasury of Landmark or by any direct or indirect subsidiary of Landmark shall be cancelled. As of this date, there were 154,208 shares of Landmark Common issued and outstanding, there were -no treasury shares and no shares owned by TrustCo or an affiliate.

     At the Effective Time, each outstanding option to purchase shares of Landmark Common ("Landmark Stock Option') issued and outstanding pursuant to Landmark's 1998 Stock Option Plan, whether or not such Landmark Stock Option is exercisable at the Effective Time, shall, by reason. of the Merger, cease to be outstanding and shall be converted into the right to receive cash in. an a mount equal to (i) the difference (if a positive number) between (A) the Merger Consideration and (B) the exercise price of each such Landmark Stock Option multiplied by (ii) the number of shares of Common subject to the Landmark Stock Option.

     At the Effective Time, each share of Landmark Common granted under the Landmark 1998 Recognition and Retention Olan, whether or not vested or subject to other restrictions at the Effective Time, shall cease to be outstanding, shall cease to exist and shall be converted into the right to receive the Merger Consideration

     Prior to the Effective Time, Landmark will terminate the Landmark Employee Stock Ownership Plan ("ESOP') and concurrently repay the ESOP loan with the Merger Consideration received, on previously unallocated shares and distribute the proceeds on a pro rata basis to the ESOP participants.

RP Financial Background and Experience
--------------------------------------

RP Financial, as part of its financial institution valuation and consulting practice, is regularly engaged in the valuation of insured financial institution securities in connection with mergers and- acquisitions, initial and secondary stock offerings, mutual-to-stock conversions of thrift institutions, and business valuations for other purposes. As specialists in the securities of insured financial institutions, RP Financial has experience. in, and knowledge of, the markets for the securities of such institutions, including institutions operating in the northeast U.S.

Materials Reviewed
------------------

     In rendering this opinion,  RP Financial  reviewed the following  material:
(I)the Agreement, dated February 21, 2000, including exhibits; (2) the following information for Landmark -- (a) annual financial statements for the fiscal years ended March 31, 1998 and 1999 and included in the Annual Report to the
Stockholders  for each  year,  and (b)  shareholder,  regulatory,  and  internal financial and other reports through December 31, 1999 since the conversion prospectus dated August 12, 1997 -- all with regard to balance sheet and off-balance sheet composition, profitability, interest rates, volumes, maturities, market values, trends, credit risk, interest rate risk, liquidity risk and operations; (3) discussions with Landmark's management regarding past and current business, operations, financial condition, and future prospects; (4) an analysis of the pro forma impact of alternative strategies as an independent institution; (5) competitive, economic and demographic characteristics nationally, regionally and in the local market area.; (6) the potential impact -of regulatory and legislative changes on financial institutions; (7) the fin ancial terms of other recently completed and pending acquisitions of thrifts in New York, regionally and nationally with similar characteristics; and (8) TrustCo's financial condition as of December 31, 1999 regarding the perceived ability to complete the merger from a cash and capital perspective.

     In rendering its opinion, RP Financial relied, without independent verification, on the accuracy and completeness of the information concerning Landmark furnished by Landmark to RP Financial for review for purposes of its opinion, as well as publicly-available information regarding other financial institutions and economic and demographic data. Landmark did not restrict RP Financial as to the material it was permitted to review. RP Financial did not perform or obtain any independent appraisals or evaluations of the assets and liabilities and potential and/or contingent liabilities of Landmark.

     RP Financial expresses no opinion on matters of a legal, regulatory, tax or accounting nature or the ability of the merger as set forth in the Agreement to be consummated. In rendering its opinion, RP Financial assumed that, in the course of obtaining the necessary regulatory and governmental approvals for the proposed merger, no restriction will be imposed on TrustCo that would have a material adverse effect on the ability of the merger to be consummated as set forth in the Agreement.

0pinion
-------

     It is understood that this letter is directed to the Board of Directors of Landmark in its consideration of the Agreement, and does not constitute a recommendation to any shareholder of Landmark as to any action that such shareholder should take in connection with the Agreement, or otherwise.

     It is understood that this opinion is based on market conditions and other circumstances existing on* the date hereof,

     It is understood that this opinion may be included in its entirety in any communication by Landmark or its Board of Directors to the stockholders of Landmark. It is also understood that this opinion may be included in its entirety in any regulatory filing by Landmark or TrustCo, and that RP Financial conse nts to the summary of this opinion in the proxy materials of Landmark, and any amendments. thereto. Except as described above, this opinion may not be summarized, excerpted from or otherwise publicly referred to without RP Financial's prior written consent.

     Based upon and subject to the foregoing, and other such matters we consider relevant, it is RP Financial's opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Landmark Common, as described in the Agreement, is fair to such shareholders from a financial point of view.

                            Respectfully submitted.,

                            RP FINANCIAL, LC.